QUESTIONS & ANSWERS

EquiTrust Money Market Fund, Inc.

While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal affecting your Fund, which will require your vote.

Q.	What is happening?

A.	EquiTrust Investment Management Services, Inc. (“EquiTrust” or the “Adviser”), the investment adviser of the EquiTrust Money Market Fund, Inc. (the “Fund”), has recommended and the Board of Directors has approved a proposal to reorganize and merge the Fund.

Q.	What issue am I being asked to vote on?

A.	You are being asked to vote on a proposal to merge the Fund into the Money Market Portfolio of the EquiTrust Series Fund, Inc. Both funds are money market funds managed by the same EquiTrust portfolio management team and have the same investment objective and policies.

After carefully reviewing the proposal, your Fund’s Board has determined that this action is in the best interests of your Fund. The Board unanimously recommends that you vote for this proposal.

Q.	Why has this proposal been made for my Fund?

A.	In light of the Fund’s asset size, lack of expected asset growth and lack of economies of scale, the Board of Directors believes that it is in the best interests of the Fund to combine the Fund into the Money Market Portfolio. The Money Market Portfolio has the same investment objective and policies as the Fund, and provides Fund shareholders with a continuing EquiTrust money market fund investment alternative. In addition, the Institutional (“Class I”) Shares of the Money Market Portfolio, which will be received by Fund shareholders in the merger, currently have a lower expense ratio than the Fund.

Q.	Will I have to pay federal income tax as a result of the merger of my Fund?

A.	The merger is intended to qualify as a reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of the merger.

Q.	Upon merger, will I own the same number of shares?

A.	Yes. The aggregate value of your investment will not change as a result of the merger. In addition, the number of shares you own will be the same because your shares will be exchanged at the net asset value per share of Class I Shares of Money Market Portfolio, which like the net asset value per share of your Fund is $1.00.

Q.	Will the Fund pay for the proxy solicitation and legal costs associated with this solicitation?

A.	No. EquiTrust will bear these costs.

Q.	When would the merger take place?

A.	If approved, the merger would occur on or about August 31, 2009 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q.	How can I vote?

A.	You can vote by mail, using the enclosed proxy card, or in person at the special meeting.

Q.	If I send in my proxy card now as requested, can I change my vote later?

A.	You may revoke your proxy at any time before it is voted at the special meeting either (i) by sending a written revocation to the Secretary of the Fund as explained in the Prospectus/Proxy Statement; (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the special meeting; or (iii) by attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q.	Whom should I call for additional information about this Prospectus/Proxy Statement?

A.	Please call the Fund at 1-877-860-2904.

EquiTrust Money Market Fund, Inc.

A Message from the Fund’s President

July 16, 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in EquiTrust Money Market Fund, Inc. (the “Fund”). While you are, of course, welcome to join us at the Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card.

We are asking for your vote on the following matter:

Proposal: Approval of a proposed merger of the Fund into the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc. In the merger, your Fund shares would, in effect, be exchanged, on a federal income tax-free basis, for Institutional (“Class I”) Shares of the Portfolio with an equal aggregate net asset value.

EquiTrust Investment Management Services, Inc. (“EquiTrust” or the “Adviser”), the investment adviser to the Fund and the Portfolio, proposed the merger because EquiTrust does not believe the Fund is a viable investment option going forward and the Portfolio is a comparable fund which would provide Fund shareholders with a continuing investment alternative. In determining to recommend approval of the merger, the Board of Directors of the Fund considered the following factors, among others:

•	The Fund’s asset size, lack of expected asset growth and lack of economies of scale;

•	Fund shareholders will have the opportunity to invest in a comparable money market fund which currently has lower expenses;

•	EquiTrust’s agreement to pay all costs associated with the merger; and

•	The tax-free nature of the reorganization for federal income tax purposes for Fund shareholders.

The Fund and the Portfolio are both money market funds with the same investment objective and policies. If the merger is approved,

the Board expects that the proposed changes will take effect during the third calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the proposal for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the Portfolio, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card. A postage-paid envelope is enclosed for mailing. If you hold shares of the Portfolio in more than one account, you may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about any proposal, please contact the Fund at 1-877-860-2904.

Thank you for your continued support of the EquiTrust Mutual Funds.

Sincerely,

Craig A. Lang
President
EquiTrust Mutual Funds

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
OF EQUITRUST MONEY MARKET FUND, INC.

This is the formal agenda for your Fund’s special shareholders meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of EquiTrust Money Market Fund, Inc. (the “Fund”) will be held at the offices of the Fund, 5400 University Avenue, West Des Moines, Iowa on August 13, 2009 at 9:00 a.m., Central time, to consider the following:

Proposal: Approval of an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Fund to the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc., in exchange for Institutional (“Class I”) Shares of the Portfolio and the assumption by the Portfolio of all liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation and termination of the Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

The Fund’s Board of Directors has fixed the close of business on July 8, 2009 as the record date for determining the shareholders of the Fund entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Board of Directors

Kristi Rojohn
Secretary, EquiTrust Mutual Funds

July 16, 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

PROSPECTUS/PROXY STATEMENT

EquiTrust Mutual Funds 5400 University Avenue West Des Moines, Iowa 50266 (515) 225-5586	July 16, 2009

Acquisition of the assets of:	By and in exchange for shares of:
EquiTrust Money Market Fund, Inc.	Money Market Portfolio, a series of EquiTrust Series Fund, Inc.

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of EquiTrust Money Market Fund, Inc. (the “Fund”) in connection with its Special Meeting of Shareholders to be held on August 13, 2009 at 9:00 a.m. Central time and at any and all postponements or adjournments thereof (the “Special Meeting”) at 5400 University Avenue, West Des Moines, Iowa 50266.

Shareholders are being asked to consider and approve the proposed merger of the Fund into the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc. (“Series Fund”). As a result of the proposed merger, each shareholder of the Fund will receive a number of full and fractional Institutional (“Class I”) Shares of the Portfolio equal in value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization) to the total value of such shareholder’s Fund shares.

This Prospectus/Proxy Statement, along with the Notice of a Special Meeting of Shareholders and the proxy card, is being mailed to shareholders on or about July 16, 2009. It explains concisely what you should know before voting on the proposal or investing in the Portfolio, a diversified series of an open-end, registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference: (i) the prospectus of Series Fund, dated December 1, 2008, as supplemented from time to time, for Class I Shares, a copy of which is included with this Prospectus/Proxy Statement; (ii) the prospectus of the Fund, dated December 1, 2008, as supplemented from time to time; (iii) statement of additional information of Series Fund, dated December 1, 2008, as supplemented from time to time; (iv) the statement of additional information of the Fund, dated December 1, 2008, as supplemented from time to time; (v) the statement of additional information relating to the proposed merger, dated July 15, 2009 (the “Merger SAI”); (vi) the financial statements and related report of the independent registered public accounting firm for the Fund included in the Annual Report to Shareholders for the fiscal year ended July 31, 2008; and (vii) the financial statements for the Fund included in the Fund’s Semi-Annual Report to Shareholders for the period ended January 31, 2009. No other parts of the prospectuses, statements of additional information, Semi-Annual or Annual Report are incorporated by reference herein.

The financial highlights for Class I Shares of the Portfolio contained in the Semi-Annual Report to Shareholders for the period ended January 31, 2009 are attached to this Prospectus/Proxy Statement as Appendix 2.

Shareholders may receive free copies of the Fund or the Portfolio’s annual reports, semi-annual reports, prospectuses, statements of additional information or the Merger SAI, request other information about the Fund or the Portfolio or make shareholder inquiries by calling the Fund at 1-877-860-2904.

Like shares of the Fund, shares of the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact the Fund at 1-877-860-2904.

Series Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in

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accordance therewith files reports, proxy statements and other information with the SEC. You may review and copy information about the Fund and the Portfolio, including the statements of additional information, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Fund and the Portfolio on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of the Fund is recommending that shareholders approve the transactions contemplated by an Agreement and Plan of Reorganization (as described below and a form of which is attached hereto as Appendix 1), which we refer to as a “merger” of the Fund into the Portfolio. If approved by shareholders, all the assets of the Fund will be transferred to the Portfolio solely in exchange for the issuance and delivery to the Fund of Class I Shares of the Portfolio (“Merger Shares”) with a value equal to the value of the Fund’s assets net of liabilities, and for the assumption by the Portfolio of all liabilities of the Fund. Immediately following the transfer, the Merger Shares received by the Fund will be distributed pro-rata, on a federal income tax-free basis, to each of its shareholders of record.

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2.	What will happen to my shares of the Fund as a result of the merger?

Your shares of the Fund will, in effect, be exchanged on a federal income tax-free basis for Merger Shares of the Portfolio with an equal aggregate net asset value as of the Valuation Date (as defined in the Agreement and Plan of Reorganization).

3.	Why has the Board of the Fund recommended that I approve the merger?

In determining to recommend that shareholders approve the merger, the Board considered, among others, the following factors:

•	The Fund’s asset size, lack of expected asset growth and lack of economies of scale;

•	The merger would provide shareholders of the Fund the opportunity to invest in a money market fund with the same investment objective and policies as the Fund and which currently has lower expenses;

•	The agreement of EquiTrust Investment Management Services, Inc. (“EquiTrust” or the “Adviser”) to pay all costs associated with the merger; and

•	The merger is structured as a reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Board of the Fund has concluded that: (1) the merger is in the best interests of the Fund, and (2) the interests of the existing shareholders of the Fund will not be diluted as a result of the merger. Accordingly, the Board of the Fund unanimously recommends approval of the Agreement and Plan of Reorganization effecting the merger.

4.	How do the investment goals, policies and restrictions of the Fund and the Portfolio compare?

The Fund and the Portfolio have the same investment objective, investment policies and restrictions. Each seeks maximum current income consistent with liquidity and stability of principal. The Fund and the Portfolio each intend to maintain a stable net asset value of $1.00 per share. The Fund and the Portfolio invest exclusively in

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U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of each of the Fund and the Portfolio’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund and the Portfolio’s assets must be invested in securities rated in the two highest rating categories. Each of the Fund and the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less.

The following table sets forth a summary of the composition of the investment portfolio of each of the Fund and the Portfolio as of January 31, 2009, and of the Portfolio on a pro forma combined basis, assuming consummation of the proposed merger.

Portfolio Composition (as a % of portfolio)

			Portfolio-
Asset Allocation	Fund	Portfolio	Combined(2)

U.S. Government Agencies	89.35%	90.98%	89.67%
Commercial Paper	8.45%	7.96%	8.35%
Other Net Assets(1)	2.20%	1.06%	1.98%

	100.0%	100.0%	100.0%

(1)	Includes cash, receivables, prepaid expenses and other assets, less liabilities.
(2)	Reflects the blended characteristics of the Fund and the Portfolio as of January 31, 2009.

5.	How do the expense ratios and management fee rates of the Fund and the Portfolio compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay as an investor in the Fund and the Class I Shares of the Portfolio and the expenses that each of the Fund and the Class I Shares of the Portfolio incurred for the year ended July 31, 2008, and the pro forma

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estimated expense ratios of the Class I Shares of the Portfolio assuming consummation of the merger as of that date.

Shareholder Fees for the Fund and the Portfolio (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

As shown below, the Fund and the Portfolio charge the same management fee, and the merger is expected to result in a lower total expense ratio for shareholders of the Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
(as a % of average net assets)

				Total Fund
	Management	12b-1	Other	Operating
	Fee	Fees	Expenses	Expenses

Fund	0.25%	None	1.11%	1.36%
Portfolio-Class I Shares	0.25%	None	0.73%	0.98%
Portfolio-Class I Shares (Pro forma combined)	0.25%	None	0.73%	0.98%

The tables are provided to help you understand the expenses of investing in the Fund and the Class I Shares of the Portfolio and your share of the operating expenses that each incurs and that EquiTrust expects the combined fund to incur in the first year following the merger.

Examples

This example is intended to help you compare the costs of investing in the Fund and the Class I Shares of the Portfolio with the costs of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that a fund’s

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operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund	$138	$431	$745	$1,625
Portfolio-Class I Shares	$100	$312	$542	$1,201
Portfolio-Class I Shares (Pro forma combined)	$100	$312	$542	$1,201

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by the Fund or its shareholders as a direct result of the merger. For more information, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy. The Fund and the Portfolio declare dividends from their net investment income daily and distribute such dividends monthly.

The merger, however, will require the Fund to distribute all of its undistributed net investment income and net capital gain, if any, as of the merger date.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Fund and the Portfolio differ?

Yes, there are some differences in the procedures for purchasing, redeeming and exchanging shares of the Fund and the Portfolio. Shares of the Funds may be purchased directly from the Fund or through the registered representative of any broker-dealer that sells the Fund, while Class I Shares of the Portfolio may only be purchased directly from the Fund.

Neither the Fund (as of June 30, 2009) nor the Portfolio offers draftwriting privileges. Both the Fund and the Portfolio reserve the right to redeem accounts with low balances. The Fund (as of May 29, 2009) may redeem accounts with balances under $1,000 and the Portfolio may redeem accounts with balances under $250.

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Holders of Class I Shares of the Portfolio may exchange some or all of their shares for Class I Shares of any of the other five portfolios of Series Fund, which include the Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio and Blue Chip Portfolio.

The shares of the Fund and Class I Shares of the Portfolio are purchased and redeemed at the net asset value next determined after an order in proper form (as described in the prospectus) is received. No fee is charged to shareholders when they purchase or redeem shares of the Fund or the Portfolio. Please see the Portfolio’s prospectus, a copy of which is included with this Prospectus/Proxy Statement, for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive a confirmation statement reflecting your new account number and the number of Class I Shares of the Portfolio you are receiving after the merger is completed. If the proposed merger is not approved, this result will be noted in the next shareholder report of the Fund.

10.	Will the number of shares I own change?

No. The total value of your investment in the Portfolio will equal the total value of your investment in the Fund at the time of the merger. The net asset value per share of the Fund and the Class I Shares of the Portfolio is $1.00.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of two-thirds of the outstanding shares of the Fund.

The Board of the Fund believes that the proposed merger is in the best interests of the Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed merger.

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RISK FACTORS

What are the main risks of the Portfolio and how do they compare with those of the Fund?

Principal Risks. Since the Fund and the Portfolio are both money market funds with the same investment objective and investment strategies, they are subject to the same principal risks.

As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio’s share value could fall below $1.00, which could reduce the value of your investment.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

Performance Information. The following bar charts provide some indication of the risks of investing in a fund by showing the changes in the fund’s investment performance for each of the last ten calendar years.

Calendar Year Annual Returns

Portfolio-Class I Shares

Best Quarter: 4Q 2000 1.35%
Worst Quarter: 1Q 2004 0.06%

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Fund

Best Quarter: 4Q 2000 1.31%
Worst Quarter: 2Q 2003 0.04%

The following table compares the average annual total returns of the Class I Shares of the Portfolio and the Fund to those of the 0-3 Month T-Bill Index. The Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

Average Annual Total Returns
(for periods ended December 31, 2008)

	One Year	Five Years	Ten Years

Portfolio-Class I Shares	1.44%	2.46%	2.51%
Fund	1.03%	2.04%	2.25%
0-3 month T-Bill Index	1.75%	3.11%	3.30%

The performance data was calculated after deducting all fees and charges incurred by Class I Shares of the Portfolio and the Fund, as applicable. Such performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements.

Please remember that past performance is no indicator or guarantee of the results that the Class I Shares of the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

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OTHER COMPARISONS BETWEEN THE FUND AND
THE PORTFOLIO

Investment Adviser and Portfolio Manager. EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the investment adviser and manager to the Fund and the Portfolio. These relationships have existed since the Fund and the Portfolio commenced operations in 1981 and 1987, respectively.

The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The Adviser also acts as the investment adviser to individuals, institutions and one other investment company: EquiTrust Variable Insurance Series Fund.

The Adviser handles the investment and reinvestment of the Fund’s and the Portfolio’s assets, and is responsible for the overall management of the Fund’s and the Portfolio’s business affairs, subject to the review of the Boards of Directors of the Fund and Series Fund, respectively.

As compensation for the advisory and management services provided by the Adviser, the Fund and the Portfolio have each agreed to pay the Adviser an annual management fee of .25% of the average daily net assets, accrued daily and payable monthly.

Sarah Biermann has been the portfolio manager of the Fund and the Portfolio since 2006. Ms. Biermann joined the Adviser in 2004 as an Assistant Research Analyst for the fixed-income department. Ms. Biermann received her undergraduate degree from Iowa State University.

Directors and Officers. The directors and officers of Series Fund (of which the Portfolio is a series) are the same as those of the Fund.

Independent Registered Public Accounting Firm (“Auditors”). The Fund and the Portfolio’s Auditors are Ernst & Young LLP.

Other Service Providers. The Adviser serves as shareholder service, dividend disbursing and transfer agent for the Fund and the Portfolio. EquiTrust Marketing Services LLC, an affiliate of the Adviser, serves as principal underwriter and a distributor of the Fund and the Portfolio’s shares.

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Charter Documents. The Fund is a Maryland corporation. The Portfolio is a series of Series Fund, also a Maryland corporation. The Fund and the Portfolio are governed by their respective Articles of Incorporation and By-Laws. Additional information about the Articles of Incorporation and By-Laws of the Fund and Series Fund is provided below.

Shares. The Fund is authorized to issue 500,000,000 shares of capital stock, $0.001 par value. Shares of the Fund have no preemptive or conversion rights.

Series Fund is authorized to issue 200,000,000 Class I Shares of capital stock, $0.001 par value, of the Portfolio. Class I Shares of the Portfolio have no preemptive or conversion rights.

Voting Rights. On each matter submitted to a vote of shareholders of the Fund or the Portfolio, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a proportionate fractional vote.

All shares of all portfolios of Series Fund are voted together in the election of directors. On any other matter submitted to a vote of shareholders, shares are voted by portfolio and not in the aggregate, except when voting in the aggregate is permitted under Maryland law and the 1940 Act or when voting by class is appropriate.

Shareholder Meetings. As a Maryland corporation or series of a Maryland corporation, respectively, the Fund and the Portfolio (and Series Fund) are not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract. Meetings of shareholders of the Fund or Series Fund may be called at any time by the Board or the President and will be called by the President or Secretary upon written request of shareholders holding at least 25% or 10% (if a purpose of the meeting is removal of a director) of the outstanding shares of the Fund or Series Fund, respectively.

Shareholder Liability. Pursuant to Maryland law, shareholders of the Fund and the Portfolio are not personally liable for the debts of the Fund or the Portfolio (or Series Fund), respectively.

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Director Liability. Pursuant to the By-Laws of the Fund and Series Fund, the Fund and Series Fund indemnify directors against all liabilities and expenses incurred by reason of being a director to the fullest extent permitted by Maryland law.

The foregoing is a very general summary of certain provisions of the Articles of Incorporation and By-Laws governing the Fund and the Portfolio. It is qualified in its entirety by reference to the respective Articles of Incorporation and By-Laws.

INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of the Fund are being asked to approve a merger between the Fund and the Portfolio pursuant to an Agreement and Plan of Reorganization between the Fund and Series Fund, on behalf of the Portfolio (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix 1.

The merger is structured as a transfer of all the assets of the Fund to the Portfolio in exchange for the assumption by the Portfolio of all the liabilities of the Fund and for the issuance and delivery to the Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to the Portfolio.

After receipt of the Merger Shares, the Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the Fund, and the legal existence of the Fund will be terminated. Each shareholder of the Fund will receive a number of full and fractional Merger Shares equal in value as of the Valuation Date (as defined in the Agreement) to the aggregate value of the shareholder’s Fund shares. Such shares will be held in an account with the Portfolio identical in all material respects to the account currently maintained by the Fund.

Prior to the date of the merger, the Fund will sell any investments that are not consistent with the current investment objective, policies, restrictions and strategies of the Portfolio, and declare a distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and realized net capital gains, if any, through the date of the merger. The Adviser has represented that as of July 8, 2009, the Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of the Portfolio.

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The Board of the Fund has voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the holders of two-thirds of the Fund’s outstanding shares.

In the event that the merger does not receive the required shareholder approval, the Fund and the Portfolio will continue to be managed as separate funds in accordance with their current investment objective and policies, and the Board of the Fund may consider such alternatives as may be in the best interests of the Fund.

Background and Board’s Considerations Relating to the Proposed Merger. On February 12, 2009, the Adviser discussed the future of the Fund with the Board, noting that, given the Fund’s asset size, number of shareholder accounts, lack of expected asset growth and lack of economies of scale, the Adviser did not believe the Fund was a viable investment option going forward. In particular, rather than propose liquidating the Fund, the Adviser proposed to the Board the merger of the Fund with another EquiTrust money market fund that is identical from an investment objective standpoint.

On May 28, 2009, the Adviser formally proposed and the Board of the Fund, including the directors who are not “interested persons” (as defined by the 1940 Act) (“Disinterested Directors”), approved the terms of the merger. The Board has also agreed to recommend that the merger be approved by the Fund’s shareholders.

In determining to recommend that the shareholders of the Fund approve the merger, the Board considered the factors described below:

•	The fees and expenses of the Fund and the Portfolio, and in particular, noted that the advisory fees are the same and the Class I Shares of the Portfolio have lower expenses than the Fund;

•	The Adviser would bear all expenses associated with the merger;

•	The investment objective, policies and restrictions of the Fund and the Portfolio are the same and their portfolios are similar;

•	The tax consequences of the merger on the Fund and its shareholders, and in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

14

•	The terms and conditions of the merger were fair and reasonable and consistent with industry practice and that the merger would not result in the dilution of shareholder interests;

•	The services available to shareholders of the Portfolio are substantially similar to those available to shareholders of the Fund immediately prior to the merger; and

•	The performance of the Fund and the Class I Shares of the Portfolio, and in particular, noted that the performance for Class I Shares of the Portfolio was higher than that of the Fund for the one-, five- and ten-year periods and on an annual basis.

Based on all of the foregoing, the Board concluded that the Fund’s participation in the proposed merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. The Board, including the Disinterested Directors, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Appendix 1. The Agreement provides that the Fund will transfer all of its assets to the Portfolio solely in exchange for the issuance of full and fractional Merger Shares and the assumption of all the Fund’s liabilities. The Merger Shares will be issued on August 31, 2009 or such other date as may be agreed upon by the parties (the “Closing Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Fund will transfer all of its assets to the Portfolio, and in exchange, the Portfolio will assume all liabilities of the Fund and deliver to the Fund a number of full and fractional Merger Shares having a net asset value equal to the value of the assets of the Fund less the liabilities of the Fund assumed by the Portfolio. On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date (the “Liquidation Date”), the Fund will distribute in complete liquidation of the Fund, pro rata to its shareholders of record, all of the Merger Shares received by the Fund. This distribution will be accomplished by the transfer of Merger Shares credited to the account of the Fund on the books of the Portfolio to open accounts on the share records of the Portfolio in the name of

15

Fund shareholders, and representing the respective pro rata number of Merger Shares due such shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. As a result of the proposed transaction, each Fund shareholder will receive a number of Merger Shares equal in value as of the Valuation Date to the value of the Fund shares surrendered by such shareholder.

The Board of the Fund has determined that the proposed merger is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Board of Series Fund has determined that the proposed merger is in the best interests of the Portfolio and that the interests of the Portfolio’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the terms and conditions and on the representations and warranties set forth in the Agreement. The Agreement may be terminated by mutual agreement of the Fund and the Portfolio. In addition, either the Fund or the Portfolio may at its option terminate the Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within thirty (30) days; (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination by the Board of the Fund or the Board of Series Fund that the consummation of the transactions contemplated therein is not in the best interests of the Fund or the Portfolio, respectively.

Description of the Merger Shares. Merger Shares will be issued to the Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class I Shares of the Portfolio. The Merger Shares have the same characteristics as shares of the Fund. For more information on the characteristics of the Merger Shares, please see the prospectus for the Class I Shares of the Portfolio, a copy of which is included with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences. As a condition to each of the Fund and the Portfolio’s obligation to consummate the merger, the Fund and the Portfolio will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations of the Fund and the Portfolio and certain customary assumptions), substantially to the effect that, on the basis of the

16

existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(a)	The transfer of all the assets of the Fund to the Portfolio in exchange solely for Merger Shares and the assumption by the Portfolio of all the liabilities of the Fund followed by the pro rata distribution by the Fund of all the Merger Shares to the Fund shareholders in complete liquidation of the Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Portfolio and the Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the reorganization.

(b)	No gain or loss will be recognized by the Portfolio upon the receipt of all the assets of the Fund solely in exchange for Merger Shares and the assumption by the Portfolio of all the liabilities of the Fund.

(c)	No gain or loss will be recognized by the Fund upon the transfer of all the Fund’s assets to the Portfolio solely in exchange for Merger Shares and the assumption by the Portfolio of all the liabilities of the Fund or upon the distribution (whether actual or constructive) of such Merger Shares to the Fund’s shareholders solely in exchange for such shareholders’ shares of the Fund in complete liquidation of the Fund.

(d)	No gain or loss will be recognized by the Fund’s shareholders upon the exchange of their Fund shares solely for Merger Shares in the reorganization.

(e)	The aggregate basis of the Merger Shares received by each Fund shareholder pursuant to the reorganization will be the same as the aggregate basis of the Fund shares exchanged therefor by such shareholder. The holding period of the Merger Shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder, provided such Fund shares are held as capital assets at the time of the reorganization.

17

(f)	The basis of the Fund’s assets transferred to the Portfolio will be the same as the basis of such assets to the Fund immediately before the reorganization. The holding period of the assets of the Fund in the hands of the Portfolio will include the period during which those assets were held by the Fund.

No opinion will be expressed as to (1) the effect of the merger on (A) the Fund or the Portfolio with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Fund shareholder or Portfolio shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Fund or the Portfolio with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

If the Agreement is approved by the Fund’s shareholders, the Fund will distribute to its shareholders all of its undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards), if any, immediately prior to the Closing (as defined in the Agreement). Additional distributions may be made if necessary.

Capitalization. The following table shows the capitalization of the Fund and the Class I Shares of the Portfolio as of January 31, 2009 and of the Class I Shares of the Portfolio on a pro forma unaudited

18

combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

				Portfolio-Class I
				Shares—Pro
				Forma Combined
				(assuming
		Portfolio-	Pro Forma	consummation of
	Fund	Class I Shares	Adjustments	the merger)(1)

Net Assets	15,689,595	$2,885,973	—	$18,575,568
Shares Outstanding	15,689,595	$2,885,973		$18,575,568
Net Asset Value Per Share	$1.00	$1.00	—	$1.00

[1]	Assumes the merger had been consummated on January 31, 2009, and is for informational purposes only.

The Board of the Fund, including the Disinterested Directors, unanimously recommends approval of the merger.

INFORMATION ABOUT VOTING AND
THE SPECIAL MEETING

General. The cost of preparing, printing and mailing this Prospectus/Proxy Statement and the accompanying proxy card and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, telegraph or in person, will be paid by the Adviser. In addition to solicitation by mail, certain officers and representatives of the Fund, officers, employees or agents of the Adviser, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person.

As of July 8, 2009 (the “Record Date”), the Fund had 8,908,339 shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote, with fractional shares voting proportionally.

Proposals of Shareholders

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. As a result, the Fund does not have a

19

policy regarding the attendance of Board members at annual meetings. The Fund will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation for a special shareholders meeting must be received by the Secretary of the Fund within reasonable time before the Fund mails proxy materials to shareholders.

Other Matters to Come Before the Special Meeting

The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying proxy card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Voting, Quorum

Each valid proxy card received in time for the Special Meeting will be voted in accordance with the instructions on the proxy card as the persons named in the proxy card determine on such other business as may come before the Special Meeting. For the merger proposal, if no designation is given, the shares will be voted FOR approval of the merger. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the Fund’s shareholders as indicated in section 11 of the “Synopsis,” above.

The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the outstanding shares of the Fund constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as

20

proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

In tallying votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the merger proposal.

Share Ownership

As of the Record Date, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund and less than 1% of the outstanding Class I Shares of the Portfolio. The following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date:

		Estimated Pro Rata
Shareholder Name	Percentage	Ownership After
and Address	Owned	the Merger

EquiTrust Investment Management Services, Inc. 5400 University Avenue West Des Moines, IA 50266-5950	23.23%	17.39%

EquiTrust Marketing Services, LLC 5400 University Avenue West Des Moines, IA 50266-5950	16.56%	12.40%

The Adviser and EquiTrust Marketing Services, LLC are affiliated entities and together own a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

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The following shareholders owned of record or beneficially 5% or more of the outstanding Class I Shares of the Portfolio as of the Record Date:

Shareholder Name and Address	Percentage Owned

Farm Bureau Life Insurance Company 5400 University Avenue West Des Moines, IA 50266-5950	80.71%

James Scranton Latta PO Box 69 Pinedale, WY 82941-0069	8.24%

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Appendix 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of          , 2009 by EquiTrust Series Fund, Inc., a Maryland corporation (the “Acquiring Corporation”), on behalf of the Money Market Portfolio (the “Acquiring Fund”); EquiTrust Money Market Fund, Inc., a Maryland corporation, (the “Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, the “Funds”); and EquiTrust Investment Management Services, Inc. (the “Adviser”), the investment adviser to the Funds (for purposes of Section 9.1 of the Agreement only). The principal place of business of the parties is 5400 University Avenue, West Des Moines, Iowa 50266.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Institutional (“Class I”) shares, $.001 par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Corporation, and the Acquiring Corporation and the Selling Fund are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue its shares of common stock;

WHEREAS, the Board of Directors of the Acquiring Corporation has determined that the Reorganization is in the best interests of the

Appendix 1-Page 1

Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Selling Fund has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE 1

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (each a “Closing”).

1.2 ASSETS TO BE TRANSFERRED.  The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date, as such term is defined in Section 3.1.

The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund’s list referred to above that do not conform to the

Appendix 1-Page 2

Acquiring Fund’s investment objective, policies, and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Directors of the Selling Fund or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interest of the Selling Fund.

1.3 LIABILITIES TO BE ASSUMED.  The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Selling Fund Shareholders”), all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling

Appendix 1-Page 3

Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Selling Fund Shareholders.

1.6 TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 TERMINATION.  The Selling Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

ARTICLE 2

VALUATION

2.1 VALUATION OF ASSETS.  The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets shall be determined by using the valuation procedures set forth in the Selling Fund’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Incorporation and the Acquiring Fund’s then current prospectus and statement of additional information,

Appendix 1-Page 4

or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED.  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets, shall be determined by dividing the Selling Fund’s net assets determined in accordance with Section 2.1, by the Acquiring Fund’s net asset value per share determined in accordance with Section 2.2.

2.4 EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

ARTICLE 3

CLOSING AND CLOSING DATE

3.1 CLOSING DATE.  The Closing shall occur on August 31, 2009 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the Valuation Date. The Closing shall be held as of 8:00 a.m. Central time (the “Effective Time”) at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE.  The Selling Fund shall cause J.P. Morgan Chase Bank, N.A., as custodian for the Selling Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall

Appendix 1-Page 5

have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

3.3 TRANSFER AGENT’S CERTIFICATE.  The Selling Fund shall cause the Adviser, as transfer agent for the Selling Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause the Adviser, its transfer agent, to issue and deliver to the Selling Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Selling Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other

Appendix 1-Page 6

undertaking to which the Selling Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The financial statements of the Selling Fund as of July 31, 2008, and for the year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of July 31, 2008, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Selling Fund as of January 31, 2009, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of January 31, 2009, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the

Appendix 1-Page 7

Selling Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Selling Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Selling Fund.

(i) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in Section 3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund, and has no outstanding securities convertible into shares of the Selling Fund.

(j) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency,

Appendix 1-Page 8

reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date, as a “regulated investment company” under the Code (a “RIC”) and (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending with the Closing Date.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a) The Acquiring Corporation is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Acquiring Fund is a separate series of the Acquiring Corporation duly authorized in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation.

Appendix 1-Page 9

(c) The Acquiring Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Corporation’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) The financial statements of the Acquiring Fund as of July 31, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of July 31, 2008, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund as of January 31, 2009, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of January 31, 2009, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statement.

Appendix 1-Page 10

(g) Since the dates of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such

Appendix 1-Page 11

shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(l) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund shareholders and on the Closing Date, any written information furnished by the Acquiring Corporation with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the “1933 Act”), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

Appendix 1-Page 12

ARTICLE 5

COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 OPERATION IN ORDINARY COURSE.  Subject to Sections 1.2 and 8.5, the Acquiring Fund and the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS.  The Selling Fund will call a special meeting of Selling Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION.  The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares.

5.5 FURTHER ACTION.  Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Fund’s Treasurer, a statement of the earnings and profits of the Selling Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that

Appendix 1-Page 13

will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.  The Acquiring Corporation will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Selling Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 TAX STATUS OF REORGANIZATION.  It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Selling Fund, the Acquiring Corporation or the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

ARTICLE 6

CONDITION PRECEDENT TO OBLIGATIONS OF THE
SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and

Appendix 1-Page 14

correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Corporation’s President or Vice President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

ARTICLE 7

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Fund’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

Appendix 1-Page 15

ARTICLE 8

FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the following:

8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Selling Fund’s Articles of Incorporation and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund’s investment company taxable income for all taxable

Appendix 1-Page 16

periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

8.6 The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a) The Acquiring Fund is a legally designated, separate series of the Acquiring Corporation, and each of the Acquiring Corporation and the Selling Fund is a corporation validly existing under the laws of the State of Maryland, which, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b) Each of the Acquiring Corporation and the Selling Fund is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that consideration of not less than the net asset value of each Selling Fund shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund’s registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no shareholder of the Selling Fund has any preemptive rights with respect to the Selling Fund’s shares.

(d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully

Appendix 1-Page 17

paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to the Acquiring Fund Shares.

(e) The Registration Statement is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Corporation’s Articles of Incorporation or By-Laws, the Selling Fund’s Articles of Incorporation (assuming approval of Selling Fund shareholders has been obtained) or By-Laws.

8.7 The Funds shall have received an opinion of Vedder Price P.C. substantially to the effect that with respect to the Reorganization for federal income tax purposes:

(a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution by the Selling Fund of all the Acquiring Fund Shares received to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the

Appendix 1-Page 18

assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Selling Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Selling Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

8.8 Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of

Appendix 1-Page 19

the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7.

ARTICLE 9

EXPENSES

9.1 The Adviser will pay the expenses incurred in connection with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. The Adviser will also pay the expenses to obtain tail insurance with a term of two years covering the actions of the independent directors of the Selling Fund for the period they served as such.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC. Selling Fund shareholders will pay their respective expenses, if any, incurred in connection with the Reorganization.

ARTICLE 10

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

Appendix 1-Page 20

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE 11

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Acquiring Corporation and the Selling Fund’s President without further action by the Board. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:

(a) a breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Directors of the Acquiring Corporation or the Selling Fund that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Corporation, the Acquiring Fund, the Selling Fund, the Adviser, or their directors and officers.

ARTICLE 12

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Corporation and the Selling Fund as specifically authorized by their Board of Directors; provided, however, that following the meeting of the Selling Fund shareholders called by the Selling Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for

Appendix 1-Page 21

determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE 13

HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Acquiring Corporation or the Selling Fund personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement have been authorized by the Board of Directors of the Acquiring Corporation on behalf of the Acquiring Fund and the Board of Directors of the Selling Fund and signed by authorized officers of the Acquiring Corporation and the Selling Fund, respectively, acting as such. Neither the authorization by such Board of Directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

Appendix 1-Page 22

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EQUITRUST SERIES FUND, INC. on behalf of Money Market Portfolio

By:

Name:

Title:
ACKNOWLEDGED:

By:

Name:

Title:

EQUITRUST MONEY MARKET FUND, INC.

By:

Name:

Title:

ACKNOWLEDGED:

By:

Name:

Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

Appendix 1-Page 23

EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC.

By:

Name:

Title:

ACKNOWLEDGED:

By:

Name:

Title:

Appendix 1-Page 24

Appendix 2

	Money Market Portfolio — Class I Shares
	Six Months Ended
	January 31,	Year Ended July 31,
	2009	2008	2007	2006	2005	2004

Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	— (2)	0.03	0.04	0.03	0.01 (2)	0.01 (2)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—

Total from investment operations	—	0.03	0.04	0.03	0.01	0.01
Less Distributions:
Dividends from net investment income	—	(0.03)	(0.04)	(0.03)	(0.01)	(0.51)
Distributions from capital gains	—	—	—	—	—	—

Total distributions	—	(0.03)	(0.04)	(0.03)	(0.01)	(0.01)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return:
Total investment return based on net asset value(1)	0.40%	2.63%	4.34%	3.38%	1.37%	0.46%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$2,886	$2,850	$2,496	$2,419	$500	$500
Ratio of total expenses to average net assets	0.96%	0.98%	0.96%	0.84%	1.06%	0.99%
Ratio of net expenses to average net assets	0.79%	0.98%	0.96%	0.84%	0.92%	0.51%
Ratio of net investment income to average net assets	0.79%	2.58%	4.25%	3.71%	1.36%	0.51%
Portfolio turnover rate	0%	0%	0%	0%	0%	0%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)	Without the Adviser’s reimbursement of a portion of certain of its expenses for the periods indicated, the Money Market Portfolio would have had per share net investment income as shown:

	Per Share
	Net Investment	Amount
Period	Income	Reimbursed

2004	$0.01	$4,537
2005	$0.01	$668
2009	—	$2,348

Appendix 2-Page 1

EQUITRUST MUTUAL FUNDS
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

EquiTrust Series Fund, Inc.

MONEY MARKET PORTFOLIO
HIGH GRADE BOND PORTFOLIO
STRATEGIC YIELD PORTFOLIO
MANAGED PORTFOLIO
VALUE GROWTH PORTFOLIO
BLUE CHIP PORTFOLIO

PROSPECTUS
Dated December 1, 2008
INSTITUTIONAL SHARES

EquiTrust Series Fund, Inc. (the “Fund”) is an open-end, diversified management investment company consisting of six portfolios (the “Portfolio(s)”), each with its own investment objective(s), investment policies, restrictions and attendant risks. This Prospectus describes each Portfolio in some detail — please read it and retain it for future reference. This Prospectus describes the Institutional (“Class I”) Shares of the Portfolio.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

Yield and Purchase Information
Toll Free 877-860-2904
Des Moines 515-225-5586

MONEY MARKET PORTFOLIO

INVESTOR PROFILE

Who should consider investing in this Portfolio?

You may want to invest more of your assets in this Portfolio if you:

•	require stability of principal

•	are seeking a mutual fund for the cash portion of an asset allocation program

•	need to “park” your money temporarily within the Fund

or

•	consider yourself a saver rather than an investor

You may want to invest less of your assets in this Portfolio if you:

•	are seeking an investment that is likely to outpace inflation

•	are investing for retirement or other goals that are many years in the future

or

•	are investing for growth or maximum current income

INVESTMENT OBJECTIVE

What is this Portfolio’s goal?

The Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.

PRIMARY INVESTMENT STRATEGIES

How does this Portfolio pursue its objective?

This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Portfolio’s assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Portfolio’s assets must be invested in securities rated in the two highest rating categories. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio’s share value could fall below $1.00, which could reduce the value of your investment.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

RISK/RETURN SUMMARY — MONEY MARKET PORTFOLIO

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.

Annual Returns

Calendar Years*

Best Quarter: 4Q 2000 1.35%
Worst Quarter: 1Q 2004 0.06%

*	The year-to-date return as of September 30, 2008 was 1.27%.

The following table compares the average annual total returns of the Money Market Portfolio to those of the Merrill Lynch 90-day T-Bill Index and 0-3 Month T-Bill Index over the periods shown. The Portfolio is changing its benchmark to the 0-3 Month T-Bill Index. Both indices are widely recognized, however the 0-3 Month T-Bill Index more closely corresponds with the average maturity of the Money Market Portfolio. The Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

Average Annual Total Returns
(for periods ended December 31, 2007)

	One Year	Five Years	Ten Years

Money Market Portfolio	4.08%	2.28%	2.74%
90-day T-Bill Index	5.03%	3.07%	3.77%
0-3 Month T-Bill Index	4.81%	2.97%	3.64%

The performance data was calculated after deducting all fees and charges incurred by the Money Market Portfolio. The Portfolio’s performance during these periods would have been lower absent EquiTrust Investment Management Services, Inc.’s (the “Adviser”) fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).

Please remember that past performance is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

HIGH GRADE BOND PORTFOLIO

INVESTOR PROFILE

Who should consider investing in this Portfolio?

You may want to invest more of your assets in this Portfolio if you:

•	are seeking an investment that generates a regular stream of income

•	are seeking higher potential returns than money market funds provide and are willing to accept moderate risk of volatility

•	want to diversify your investments

•	are seeking a mutual fund for the income portion of an asset allocation program

or

•	are retired or nearing retirement

You may want to invest less of your assets in this Portfolio if you:

•	are investing for maximum return over a long time horizon

or

•	require absolute stability of your principal

INVESTMENT OBJECTIVE

What is this Portfolio’s goal?

The Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.

PRIMARY INVESTMENT STRATEGIES

How does this Portfolio pursue its objective?

To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high grade bonds and intends to maintain an intermediate (typically 2-7 years) average portfolio duration. High grade bonds are debt securities rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”) (e.g., A or higher by either Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”)) or unrated securities that the Adviser determines are of comparable quality. (See “APPENDIX C — DESCRIPTION OF CORPORATE BOND RATINGS” in the Statement of Additional Information (“SAI”) for an explanation of ratings.)

The Portfolio may invest in a broad range of debt securities of domestic corporate and government issuers. The corporate securities in which the Portfolio may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized or asset-backed securities. The Portfolio may also invest up to 25% of its net assets in debt securities of foreign issuers as consistent with its investment objective.

PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand and domestic and worldwide economic conditions. In addition, the Portfolio is subject to credit risk.

Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities, or destruction of equipment subject to equipment trust certificates. In the event of prepayment, the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. To the extent that the Portfolio invests in securities of foreign issuers, the Portfolio may be affected by currency, information, natural event and political risks. Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections, on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

RISK/RETURN SUMMARY — HIGH GRADE BOND PORTFOLIO

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.

Annual Returns

Calendar Years*

Best Quarter: 3Q 2001 4.10%
Worst Quarter: 2Q 2004 (2.19)%

*	The year-to-date return as of September 30, 2008 was (5.06)%.

The following table compares the average annual total returns of the High Grade Bond Portfolio to those of the Barclays Capital U.S. Aggregate Index (“Barclays Aggregate Index”) over the periods shown. The Barclays Aggregate Index is a widely recognized, unmanaged index of fixed income performance. The Barclays Aggregate Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the historical highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).

Average Annual Total Returns
(for periods ending December 31, 2007)

	One Year	Five Years	Ten Years

High Grade Bond Portfolio
Return Before Taxes	4.94%	4.72%	5.52%
Return After Taxes on Distributions	3.01%	2.94%	3.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.18%	2.99%	3.41%
Barclays Capital U.S. Aggregate Index	6.97%	4.42%	5.97%

The performance data was calculated after deducting all fees and charges actually incurred by the High Grade Bond Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).

Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

STRATEGIC YIELD PORTFOLIO

INVESTOR PROFILE

Who should consider investing in this Portfolio?

You may want to invest more of your assets in this Portfolio if you:

•	are seeking higher potential returns than most bond mutual funds provide and are willing to accept significant risk of volatility

•	want to diversify your investments

•	are seeking a mutual fund for the income portion of an asset allocation program

or

•	are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio

You may want to invest less of your assets in this Portfolio if you:

•	desire relative stability of your principal

or

•	are investing for maximum return over a long time horizon

INVESTMENT OBJECTIVE

What is this Portfolio’s goal?

The Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

PRIMARY INVESTMENT STRATEGIES

How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in debt and other income-bearing securities rated Baa/BBB or lower by an NRSRO (and their unrated equivalents), including “junk” bonds; or in other high-yielding/high-risk securities the Adviser believes offer attractive risk/return characteristics. (“Junk” bonds are those rated, at the time of purchase, below the fourth credit grade by an NRSRO (e.g., Ba/BB or below by Moody’s/S&P) or unrated securities that the Adviser determines are of comparable quality.) (See “APPENDIX C — DESCRIPTION OF CORPORATE BOND RATINGS” in the SAI for an explanation of ratings.)

PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

This Portfolio is subject to above-average interest rate and credit risks. You should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of non-investment grade securities (i.e., “junk” bonds) are typically in poor financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

RISK/RETURN SUMMARY — STRATEGIC YIELD PORTFOLIO

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.

Annual Returns

Calendar Years*

Best Quarter: 1Q 2001 5.62%
Worst Quarter: 3Q 1999 (2.22)%

*	The year-to-date return as of September 30, 2008 was (6.35)%.

The following table compares the average annual total returns of the Strategic Yield Portfolio to those of the Barclays Capital U.S. Credit/High Yield Index and the Barclays Capital U.S. Corporate High Yield Index (collectively, the “Barclays Indices”) over the periods shown. The Barclays Indices are widely recognized, unmanaged indices of corporate and high yield bond market performance. The Barclays Indices’ figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Indices.

The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to

Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)

	One Year	Five Years	Ten Years

Strategic Yield Portfolio
Return Before Taxes	2.46%	6.65%	5.91%
Return After Taxes on Distributions	0.23%	4.32%	3.25%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.59%	4.33%	3.38%
Barclays Capital U.S. Credit/High Yield Index	4.37%	6.02%	6.03%
Barclays Capital U.S. Corporate High Yield Index	1.87%	10.90%	5.51%

The performance data was calculated after deducting all fees and charges actually incurred by the Strategic Yield Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).

Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

MANAGED PORTFOLIO

INVESTOR PROFILE

Who should consider investing in this Portfolio?

You may want to invest more of your assets in this Portfolio if you:

•	are looking for a more conservative alternative to a growth-oriented mutual fund

•	want a well-diversified and relatively stable investment allocation

•	need a core investment

•	seek above-average total return over the long-term irrespective of its source

or

•	are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio

You may want to invest less of your assets in this Portfolio if you:

•	are investing for maximum return over a long time horizon

or

•	require a high degree of stability of your principal

INVESTMENT OBJECTIVE

What is this Portfolio’s goal?

The Portfolio seeks the highest level of total return through income and capital appreciation.

PRIMARY INVESTMENT STRATEGIES

How does this Portfolio pursue its objective?

The Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors: (1) common stocks and other equity securities including preferred stock and warrants or rights to acquire common stock, (2) high grade debt securities and (3) money market instruments.

The Portfolio’s investment policy for the equity sector is to invest in both value-oriented securities of the type in which the Value Growth Portfolio invests and securities of those companies that display more traditional growth characteristics such as established records of growth in sales and earnings. The Portfolio’s criteria for selecting debt and money market securities are the same as those employed for the primary investments by the High Grade Bond and Money Market Portfolios, respectively. There are no restrictions as to the proportion of one or another type of security which the Portfolio may hold. Accordingly, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in stocks and bonds, the Portfolio is subject to market and interest rate risks.

To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to non-investment grade securities (above-average credit, market and other risks), securities of foreign issuers (currency, information, natural event and political risks), and mortgage-backed securities (credit, extension, prepayment and interest rate risks).

In general, the Managed Portfolio may be subject to any of the principal risks discussed in connection with the Value Growth, High Grade Bond and Money Market Portfolios. These risks include the risks of value investing. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, such stocks may decline further in value. In addition, the Portfolio is subject to credit risk. To the extent the Portfolio is substantially invested in money market instruments, the Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

RISK/RETURN SUMMARY — MANAGED PORTFOLIO

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.

Annual Returns

Calendar Years*

Best Quarter: 2Q 2003 12.65%
Worst Quarter: 3Q 1998 (10.91)%

*	The year-to-date return as of September 30, 2008 was (9.19)%.

The following table compares the average annual total returns of the Managed Portfolio to those of the S&P Composite Index of 500 Common Stocks (the “S&P 500 Index”) over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)

	One Year	Five Years	Ten Years

Managed Portfolio
Return Before Taxes	5.43%	10.71%	6.30%
Return After Taxes on Distributions	4.16%	9.85%	4.98%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.90%	9.21%	4.80%
S&P 500 Index	5.49%	12.83%	5.91%

The performance data was calculated after deducting all fees and charges actually incurred by the Managed Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).

Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

VALUE GROWTH PORTFOLIO

INVESTOR PROFILE

Who should consider investing in this Portfolio?

You may want to invest more of your assets in this Portfolio if you:

•	have a longer investment time horizon

•	are willing to accept higher ongoing short-term risk in return for the potential of higher long-term returns

•	want to diversify your investments

•	are seeking mutual funds for the growth portion of an asset allocation program

or

•	are investing for retirement or other goals that are many years in the future

You may want to invest less of your assets in this Portfolio if you:

•	are investing with a shorter investment time horizon in mind

or

•	are uncomfortable with an investment whose value may vary substantially

INVESTMENT OBJECTIVE

What is this Portfolio’s goal?

The Portfolio seeks long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing primarily (i.e., at least 65% of total assets) in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market (i.e., “value stocks”). It also may invest in “special situation” companies. (Special situation companies are ones that, in the Adviser’s opinion, have potential for significant future earnings growth but have not performed well in the recent past. These companies may include ones with management changes, corporate or asset restructuring, or significantly undervalued assets.)

PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, this Portfolio is subject to market risk and financial risk. Because the Portfolio invests primarily in value stocks, it is subject to the risk of value investing.

Further, while the Portfolio’s investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The equity securities in which the Portfolio invests include the equity securities of “special situation” companies. The Portfolio’s investments in special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked or a bankruptcy may not be as profitably resolved as had been expected. Investments in medium- and smaller-size companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger-size companies. Because the securities of most medium- and smaller-size companies are not as broadly traded as those of larger-size companies, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. In addition, medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS.”

RISK/RETURN SUMMARY — VALUE GROWTH PORTFOLIO

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.

Annual Returns
Calendar Years*

Best Quarter: 2Q 2003 17.01%
Worst Quarter: 3Q 1998 (22.13)%

*	The year-to-date return as of September 30, 2008 was (13.74)%.

The following table compares the average annual total returns of the Value Growth Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)

	One Year	Five Years	Ten Years

Value Growth Portfolio
Return Before Taxes	4.87%	13.32%	3.57%
Return After Taxes on Distributions	4.27%	13.02%	3.04%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.91%	11.64%	2.81%
S&P 500 Index	5.49%	12.83%	5.91%

The performance data was calculated after deducting all fees and charges actually incurred by the Value Growth Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).

Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

BLUE CHIP PORTFOLIO

INVESTOR PROFILE

Who should consider investing in this Portfolio?

You may want to invest more of your assets in this Portfolio if you:

•	are looking for a stock fund that has both growth and income components

•	are looking for a more conservative alternative to a growth-oriented fund

•	need a core investment

•	seek above-average long-term total return

•	are investing for a higher return over a long time horizon

or

•	are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment portfolio

You may want to invest less of your assets in this Portfolio if you:

•	are investing with a shorter time horizon in mind

or

•	require a high degree of stability of your principal

INVESTMENT OBJECTIVE

What is this Portfolio’s goal?

The Portfolio seeks long-term growth of capital and income.

PRIMARY INVESTMENT STRATEGIES

How does this Portfolio pursue its objective?

Under normal circumstances, the Portfolio pursues its objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of well-capitalized, established companies that the Adviser considers to be “blue chip” companies. The Portfolio focuses on common stocks of approximately 50 large, well-known companies that the Adviser believes collectively comprise a representative cross-section of major industries, commonly referred to as “blue chip” companies which are generally identified by their substantial capitalization, established history of earnings and superior management structure. With respect to 25% of its total assets, the Portfolio may, from time to time, hold more than 5% of its assets in the stocks of one or more such companies.

PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in equity securities, the Portfolio is subject to market risk and financial risk. The equity securities in which the Portfolio primarily invests are considered “growth stocks.” Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies’

growth potential and broader economic activity. Because the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds.

The Portfolio may also be subject to non-diversification risk, the risk that investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were spread across more companies, to losses arising from adverse developments affecting those companies.

Like all mutual fund investments, loss of money upon redemption is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on “PRINCIPAL RISK FACTORS” and “DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS”.

RISK/RETURN SUMMARY — BLUE CHIP PORTFOLIO

The following bar chart provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance for each of the last ten calendar years.

Annual Returns

Calendar Years*

Best Quarter: 4Q 1998 17.55%
Worst Quarter: 3Q 2002 (17.14)%

*	The year-to-date return as of September 30, 2008 was (16.87)%.

The following table compares the average annual total returns of the Blue Chip Portfolio to those of the S&P 500 Index over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely held common stocks. The S&P 500 Index figures do not reflect any fees, expenses or taxes and one cannot invest directly in the Index.

The table also shows returns of the Portfolio on a before- and after-tax basis. After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown does not apply to Portfolio shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ending December 31, 2007)

	One Year	Five Years	Ten Years

Blue Chip Portfolio
Return Before Taxes	6.66%	11.30%	4.62%
Return After Taxes on Distributions	5.91%	10.92%	4.16%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.34%	9.85%	3.84%
S&P 500 Index	5.49%	12.83%	5.91%

The performance data was calculated after deducting all fees and charges actually incurred by the Blue Chip Portfolio. The Portfolio’s performance during these periods would have been lower absent the Adviser’s fee waivers and expense reimbursements (see “FINANCIAL HIGHLIGHTS”).

Please remember that past performance (before and after taxes) is no indicator or guarantee of the results that the Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart and table.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investments)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

				Total Annual
	Management	12b-1	Other	Fund Operating
Portfolio	Fees	Fees	Expenses	Expenses

Money Market	0.25%	None	0.73%	0.98%
High Grade Bond	0.40%	None	0.28%	0.68%
Strategic Yield	0.55%	None	0.35%	0.90%
Managed	0.60%	None	0.25%	0.85%
Value Growth	0.50%	None	0.23%	0.73%
Blue Chip	0.25%	None	0.22%	0.47%

Example

The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Money Market	$100	$312	$542	$1,201
High Grade Bond	$69	$218	$379	$847
Strategic Yield	$92	$287	$498	$1,108
Managed	$87	$271	$471	$1,049
Value Growth	$75	$233	$406	$906
Blue Chip	$48	$151	$263	$591

INVESTMENT OBJECTIVES, PRIMARY STRATEGIES AND RELATED RISKS

Each Portfolio has its own investment objectives, investment policies, restrictions and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s), and you should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that you could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio and those investment restrictions of a Portfolio that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Portfolio as defined in the SAI. However, each Portfolio’s investment policies and the strategies by which it pursues its objective(s), and those investment restrictions not specifically designated as fundamental, are nonfundamental and may be changed by the Fund’s Board of Directors without shareholder approval.

The Fund will provide shareholders of the High Grade Bond Portfolio and Blue Chip Portfolio with at least 60 days’ prior notice of any change in such Portfolio’s 80% investment policy.

Notwithstanding its investment objective(s), each Portfolio may from time to time, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests. As a result of taking such a temporary defensive position, a Portfolio may not achieve its investment objective(s).

Money Market Portfolio

The Money Market Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.

The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 95% of the Portfolio’s assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio’s assets in securities rated in the two highest short-term categories. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

The Money Market Portfolio is subject to little market or credit risk because it invests in high quality short-term investments that reflect current market interest rates. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

High Grade Bond Portfolio

The High Grade Bond Portfolio seeks to generate as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.

To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Adviser invests at least 80% of the Portfolio’s net assets, plus the amount of any borrowings for investment purposes, in high grade fixed-income securities and typically maintains an average portfolio duration of two to seven years. The Portfolio may invest up to 20% of its total assets in unrated debt securities or debt securities rated lower than the three highest grades of S&P or Moody’s; or in convertible or non-convertible preferred stocks rated within the three highest grades of S&P or Moody’s. The Portfolio will not directly purchase common stocks. However, it may retain up to 10% of the value of its assets in common stocks acquired either by conversion of debt securities or by the exercise of warrants attached to debt securities.

In determining whether to sell a security, the Adviser considers the relative value of the security as compared to the relative value of the securities available for purchase based on the Adviser’s outlook for interest rates, interest rate volatility, the security’s asset class, credit quality of the issuer, issuer-specific risks and the economy in general.

The High Grade Bond Portfolio is subject to moderate levels of interest rate risk and relatively low levels of credit risk and current income volatility.

Strategic Yield Portfolio

The Strategic Yield Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

Under normal circumstances, the Portfolio’s assets will be invested in fixed-income securities, including convertible and non-convertible debt securities and preferred stock. The remaining assets may be held in cash or investment-grade commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements. The Portfolio does not intend to invest in common stocks or other equity securities, but may acquire or hold such securities when acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion or exchange of fixed-income securities.

The premise of the Strategic Yield Portfolio is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding debt securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding debt securities. See “INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES — Investment Strategies and Techniques — Lower-Rated Debt Securities” in the SAI.) The Portfolio generally does not invest in bonds rated Ca/CC or lower. The Adviser attempts to minimize the risks of higher-yielding debt securities by:

•	constructing a portfolio of such securities diversified by industry, geography, maturity, duration and credit quality;

•	performing credit analysis independent of rating agencies and attempting to acquire securities of issuers whose financial position is more sound than ratings would indicate; and

•	acquiring or disposing of particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

The Adviser’s judgment of the risk of any particular security is a function of its experience with higher-yielding debt securities, its evaluation of general economic and securities market conditions, and the financial position of a security’s issuer. Under certain market conditions, the Adviser may sacrifice yield in order to adopt a defensive posture designed to preserve capital. A defensive posture could include, among other strategies, acquiring discount securities.

In determining whether to sell a security, the Adviser considers the relative value of the security as compared to the relative value of the securities available for purchase based on the Adviser’s outlook for interest rates, interest rate volatility, the security’s asset class, credit quality of the issuer, issuer-specific risks and the economy in general.

The Strategic Yield Portfolio is subject to relatively high levels of credit risk, moderate levels of interest rate risk and relatively low levels of current income volatility.

Managed Portfolio

The Managed Portfolio seeks the highest level of total return through income and capital appreciation.

The Adviser uses a fully managed approach in selecting investments for the Portfolio and may allocate the Portfolio’s investments in any manner among the equity, debt and money market sectors. Therefore, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments. The Adviser generally selects the Portfolio’s equity investments using the same approach as for the Value Growth Portfolio, but with a greater bias towards value stocks and a lesser bias towards growth stocks. The Adviser selects the Portfolio’s debt securities and money market instruments using the same approach as for the High Grade Bond Portfolio and the Money Market Portfolio, respectively.

The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.

The Managed Portfolio is subject to moderate levels of market, financial, interest rate and credit risk, and relatively low levels of current income volatility, although current income could be higher if the Portfolio is heavily invested in short-term money market instruments.

Value Growth Portfolio

The Value Growth Portfolio seeks long-term capital appreciation.

The Adviser follows a value approach in investing the Portfolio’s assets. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of a company by evaluating key financial ratios and analyzing the company’s balance sheet (e.g., comparing the company’s assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser’s use of a value-oriented analysis may at times result in the acquisition of equity securities of medium- and smaller-size companies or in securities of companies that are out of favor in the market.

The Adviser considers selling a security when its valuation is above average compared to historic norms for the individual issuer or its industry group or when it believes the overall profitability outlook for the issuer has substantially diminished.

The Value Growth Portfolio is subject to moderate levels of both market and financial risk.

Blue Chip Portfolio

The Blue Chip Portfolio seeks long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities of large, well-known companies the Adviser considers to be “blue chip” companies. The Adviser focuses the Portfolio’s investments on the common stocks of approximately 50 large, well-known companies. Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects the companies in which the Portfolio invests based upon whether, taken together, such companies reasonably represent a cross-section of major industries and not on the basis of any analysis of their economic or financial strength or the relative value of the securities.

The Adviser considers selling a security when it is no longer representative of the large-capitalization segment of domestic stocks.

The Blue Chip Portfolio is subject to moderate levels of both market and financial risk. The Portfolio is also subject to non-diversification risk.

PRINCIPAL RISK FACTORS

General Discussion of Risks

Equity Securities.  To the extent that a Portfolio invests in equity securities, it is subject to market risk. In general, stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. The risk of such a decline is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease. Equity securities are also subject to financial risk, which is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value.

Income-Bearing Securities.  To the extent that a Portfolio invests in income-bearing securities, it is subject to the risk of income volatility, market risk (interest rate risk), financial risk (credit risk) and, as to some Portfolio holdings, prepayment/extension risk. Income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities. In general, market risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on such security on a timely basis and is the risk that the issuer could default on its obligations and a Portfolio will lose its investment. The credit risks of an income-bearing security may vary based on its priority for repayment. In addition, some subordinated securities such as trust preferred and capital securities notes permit the issuer to defer payments under certain circumstances. Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment can be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment can be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

Types of Investment Risk

Correlation Risk.  The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Current Income Volatility.  For income-bearing securities, the risk that the degree and rapidity with which changes in overall market interest rates diminish the level of current income.

Extension Risk.  The risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage payments, typically reducing the security’s value.

Financial Risk.  For income-bearing securities, credit risk. For equity securities, the risk that the issuer’s earning prospects and overall financial position will deteriorate causing a decline in the security’s value.

Information Risk.  The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk.  The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a risk in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk.  The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio’s gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowing) that may not be incurred in taking a non-leveraged position.

Liquidity Risk.  The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

Market Risk.  The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all income-bearing securities and mutual funds that invest in them.

Natural Event Risk.  The risk of losses attributable to natural disasters, crop failures and similar events.

Non-Diversification Risk.  The risk that a concentration of assets in a limited number of companies will create a greater exposure to losses arising from adverse developments affecting those companies.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political Risk.  The risk of losses directly attributable to government actions or political events of any sort.

Prepayment Risk.  The risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security’s return.

Valuation Risk.  The risk that the market value of an investment falls substantially below the Portfolio’s valuation of the investment.

DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS

Foreign Securities.  The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio’s investment objectives. Investments are made only in securities of foreign issuers (i.e., companies organized outside the United States) that are traded on U.S. exchanges and payable or denominated in U.S. dollars.

Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. The risks of foreign securities investments (including ADRs) include market, currency, information, natural event and political risks.

Lower-Rated Debt Securities.  The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as “junk bonds.” These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities and are subject to market risk. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio’s net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower-rated securities are also subject to interest rate risk and information risk.

Lower-rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower- rated high-yielding security because of a call or buy-back feature, the deterioration of the issuer’s creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have federal income tax implications.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on the market value of such securities and a Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs, or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. As such, lower-rated securities may be subject to liquidity and valuation risks. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for income-bearing debt securities appears in the appendices of the SAI.

When-Issued and Delayed Delivery Transactions.  Any of the Portfolios may purchase newly-issued securities on a “when-issued” basis and may purchase or sell securities on a “delayed delivery” basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if this is deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund’s accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund’s accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

When-issued and delayed delivery transactions may subject the Portfolios to market, opportunity and leverage risks.

Mortgage-Backed Securities.  The High Grade Bond, Strategic Yield, and Managed Portfolios each may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower total return. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

The High Grade Bond, Strategic Yield, and Managed Portfolios each may also purchase or sell collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio’s investments may be subject to a greater or lesser risk of prepayment (see below) than other types of mortgage-related securities.

Such securities are subject to credit, extension, prepayment and interest rate risks.

Asset-Backed Securities.  The High Grade Bond, Strategic Yield, and Managed Portfolios each may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.

Such securities are subject to credit, extension, prepayment and interest rate risks.

Capital Securities.  Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. Capital securities are issued by trusts or other special purpose entities created to invest in (or pool) junior subordinated debentures. Capital securities pay interest on a fixed schedule (although issuers often may defer interest payments for up to five years) and have a maturity date. Capital securities have no voting rights and have a preference over common and preferred stock, but stand behind senior debt securities in the event of the issuer’s liquidation. The trust or other special purpose entity may terminate and distribute the debentures to holders of the capital securities. Generally, capital securities exhibit characteristics, and entail associated risks, of both debt securities and preferred stock. For purposes of investment limits applicable to a Portfolio, the Fund treats capital securities as debt. For federal income tax purposes, the Internal Revenue Service currently treats them as debt securities as well. In the past, legislation has been proposed that would have changed the federal income tax treatment of capital securities and if this treatment changes in the future, the Adviser would reconsider the appropriateness of continued investment in them.

Short-Term Trading.  Each Portfolio may sell securities on a short-term basis to take advantage of market opportunities, to meet anticipated redemption requests or for other similar purposes.

It is the Money Market Portfolio’s intention, generally, to hold securities to maturity. Nevertheless, the Portfolio may sell portfolio securities prior to maturity to realize gains or losses to shorten the Portfolio’s average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Portfolio may attempt, from time to time to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

HOW TO BUY SHARES

Shares of the Fund’s Portfolios are offered and sold on a continuous basis. The offering price per share will be set at the net asset value (“NAV”) next determined (generally 3:00 p.m. Central time) after a purchase order and payment is received in proper form as described below. The Fund is open for business on each day the New York Stock Exchange (“NYSE”) is open for trading. The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time.

Class I shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of EquiTrust Investment Management Services, Inc: (1) affiliated and unaffiliated benefit plans, such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as EquiTrust Marketing Services,

LLC, the Fund’s distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust.

Initial Purchase

The minimum initial purchase for each Portfolio account is $250 (which is waived for retirement accounts), except as subject to Automatic Investment Plan limitations and accounts opened under bona fide payroll deduction plans. There is no initial sales charge. An Application may be obtained by contacting the Fund at the address or phone numbers shown on the cover page of this Prospectus.

Simply complete the Application and mail it with your check payable to the appropriate Portfolio of the Fund to: EquiTrust Series Fund, Inc., 5400 University Avenue, West Des Moines, Iowa 50266-5997.

Subsequent Purchases

For any subsequent purchase(s), send the Fund a check (no minimum) payable to the appropriate Portfolio of the Fund accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Portfolio, the account number and registered owner(s).

Purchases by Wire

To make a purchase in the Fund by wire transfer, instruct your bank to “wire transfer” funds to JP Morgan Chase Bank, N.A., ABA #021000021, to the respective Portfolio(s) below, for further credit to your Account registration and Account number(s).

Finally, if you are making an initial purchase, complete an Application and mail it to the Fund at the address listed above under “Initial Purchase.”

ABA Account #	Portfolio

G10544	Value Growth
G10545	High Grade Bond
G10546	Strategic Yield
G10547	Managed
G10548	Money Market
G10549	Blue Chip

HOW TO REDEEM SHARES

Upon receipt of an executed redemption request in proper form, as described below, the Fund will redeem shares in your Portfolio account at the next determined NAV. Requests received in proper form prior to the close of regular trading on the NYSE (generally 3:00 p.m. Central time) will be effected that business day. Requests received after that time will be effected the next business day. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. However, if you sell shares which were recently purchased with a check, the Fund may delay sending you redemption proceeds until the check has cleared, which may take up to 15 days.

You can request redemption of either a number or dollar value of shares of a specified Portfolio account by writing to the Fund, 5400 University Avenue, West Des Moines, Iowa 50266-5997. The letter must be signed exactly as the account is registered and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. On a jointly owned account, all owners must sign. For redemptions greater than $50,000, or for redemptions in any amount being directed to a destination other than the address of record, signatures of account owners must be guaranteed. The following institutions may provide signature guarantees: participating commercial banks, trust companies, savings and loan associations, credit unions, brokers, dealers, and members of a national securities exchange or association. Signatures may not be guaranteed by a notary public.

Expedited Redemption Procedures

You may redeem shares of any Portfolio account by telephone. The proceeds of shares redeemed will be sent by Federal wire transfer to a single designated account maintained by you at a domestic commercial bank that is a member of the Federal Reserve System or by check to your address of record. To effect a redemption, you should call the Fund at the appropriate number shown on the cover of the Prospectus between the hours of 8:00 a.m. and 4:30 p.m. (Central time) on any day when the Fund is open for business. Requests received by the Fund prior to the earlier of the close of regular trading on the

NYSE or 3:00 p.m. (Central time) will result in shares being redeemed that day at the next determined NAV, and the proceeds will normally be sent to the designated bank account or your address of record the following business day. The minimum amount that may be wired is $1,000, and the minimum that may be sent by check is the lesser of $100 or the account balance. The Fund reserves the right to change these minimums or to terminate the wire redemption privilege.

If you wish to use this method of redemption, you must complete the appropriate application and it must be on file with the Fund. All applications for telephone redemption service must have signatures of shareholders guaranteed and must include such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. Once the completed form is on file, the Fund will honor redemption requests from any person by telephone (using the telephone numbers listed on the cover page). The Fund is not responsible for the efficiency of the federal wire system or your bank. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signatures guaranteed to the Fund. Although the Fund does not currently charge for wiring funds, you will be responsible for any wire fees charged by the receiving bank. This privilege will be inactive for a shareholder for ten business days following a change of address. This procedure is not available for retirement accounts or shares for which certificates have been issued.

You may not use expedited redemption procedures until the shares being redeemed have been on the Fund’s books for at least four business days. There is no such delay in redeeming shares that were purchased by wiring federal funds.

The Adviser employs procedures designed to confirm that instructions communicated by telephone are genuine to prevent unauthorized or fraudulent instructions, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. Accordingly, neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.

Involuntary Redemptions

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem a Portfolio account that falls below $250 as a result of redemptions. Before the Fund effects such an involuntary redemption, you will be notified in writing and will be allowed 60 days to make additional purchases to bring the account up to the Portfolio’s $250 minimum investment requirement.

Redemptions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by the distribution in-kind of securities held by the applicable Portfolio in lieu of cash. Investors may incur brokerage charges on the sale of securities so received in payment of redemption. A redemption paid in-kind is treated as a redemption of the shares of the Portfolio for federal income tax purposes in the same manner as if cash were received.

OTHER SHAREHOLDER SERVICES

The Fund offers a number of shareholder services designed to facilitate the purchase and redemption of shares of its Portfolios. Full details of these services and copies of the various plans described below can be obtained from the Fund.

Periodic Withdrawal Plan

If you own $5,000 or more of a Portfolio’s shares in a single account, you may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percentage of the account balance (with a minimum $100 annual payment and a maximum annual withdrawable amount of 10% of your declining account balance) to be sent to you or a designated payee. (Account balance and withdrawal limitations may be waived if the plan is established using life expectancy factors to calculate a required minimum distribution.) Shares of a Portfolio held in your account having an NAV of the amount of the requested payment will be redeemed on the 23rd day of the applicable month (or the preceding business day if the 23rd falls on a weekend or holiday) and a check will be mailed to you within seven days thereafter. Depending upon the size of the payments requested and fluctuations in the NAV of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. The Fund reserves the right to amend the Periodic Withdrawal Plan on 30 days’ notice. The program may be terminated at any time by you or the Fund.

Automatic Investment Plan

You may elect to participate in the Fund’s Automatic Investment Plan. This plan enables you to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 per Portfolio account is required to establish an automatic investment plan. Minimum monthly investments of $25 per Portfolio account are necessary to maintain the plan. The Fund will debit your financial institution account and subsequently purchase shares of the Fund having an NAV of the amount of the requested deposit on or around the 16th day of the month. If you are interested in this plan, you must complete an automatic investment form available from the Fund. If you elect to participate in the Automatic Investment Plan, and all shares of an account with that option are exchanged for shares of another Portfolio account, the Automatic Investment Plan will continue under the account(s) with which the shares were exchanged, until such time as the Fund is notified in writing to discontinue the Plan.

Exchange Privilege

You may exchange all or some shares of a Portfolio for shares of the same class of any other Portfolio in the Fund on the basis of each Portfolio’s relative NAV per share next determined following receipt of an exchange request in proper form, provided your accounts have “like” registrations and the Portfolio’s shares are eligible for sale in your state of residence. There is no minimum amount required to exercise the exchange privilege between Portfolios, except that shareholders wishing to open an account in a new Portfolio must meet the minimum purchase requirements described under “How to Buy Shares.” If the exchange involves the establishment of a new account, an application for that account must be completed and mailed to the Fund. (Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a capital gain or loss.) You are automatically provided the exchange privilege upon establishment of an account with the Fund. If you are not interested in the exchange privilege you must check the appropriate box on the Application.

The exchange privilege may be provided after an account has been established by completing an exchange form (obtainable from the Fund). Once the privilege has been afforded you, exchanges may be authorized by telephone from any person by calling one of the numbers shown on the front cover of this Prospectus, from 8:00 a.m. to 4:30 p.m. (Central time) on any day that the Fund is open for business or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266-5997. Telephone exchange requests received prior to the close of regular trading on the NYSE (usually 3:00 p.m. Central time) will be effected at that day’s relative NAV.

Shares of EquiTrust Money Market Fund, Inc. may be exchanged for shares of any Portfolio of the Fund provided that an exchange application is on file with EquiTrust Money Market Fund, Inc.

The exchange privilege may be modified or terminated by the Fund at any time.

Facsimile Requests

Facsimile requests (faxes) will be accepted for redemption of shares and for changes to shareholder account information. Faxes must contain the appropriate signature(s), signature guarantee(s) and necessary accompanying documents. The transmission should also include account number(s) and a return fax number and telephone number. The Application for Shares, Application for Expedited Redemption and any change or redemption that requires the submission of a certified document must be delivered in original form. Fax requests will be accepted at 515-226-6209.

Retirement and Education Plans

Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available through the Adviser. Some of the plans currently offered are: Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Qualified Pension and Profit Sharing Plans (Keogh Plans) and Public Employer Deferred Compensation Plans. The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to Automatic Investment Plan limitations). State Street Bank and Trust Company, a Massachusetts trust company (“State Street”), serves as custodian and provides the required services for IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SIMPLEs and Qualified Pension and Profit Sharing Plans. An annual custodial fee of $20 per Social Security number (rather than per account) will be collected by liquidating shares, or fractions thereof, from each participant. Information with respect to these plans is available upon request from the Fund.

Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by federal tax law to withhold 20% of the taxable portion of any distribution that is eligible to be “rolled over.” However, the 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, such as a 403(b)(7) account or IRA (i.e., a “trustee-to-trustee” transfer). You should consult your tax adviser regarding this 20% withholding requirement.

PORTFOLIO MANAGEMENT

EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund’s investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1971.

The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the Fund: Charles T. Happel, James W. Noyce, James P. Brannen, Dennis M. Marker, Richard J. Kypta, John M. Paule, Kristi Rojohn, Robert Ruisch, Jennifer Morgan, Lillie Peshel, Sara Tamisiea and Jodi Winslow. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

The Adviser handles the investment and reinvestment of the Fund’s assets, and is responsible for the overall management of the Fund’s business affairs, subject to the review of the Board of Directors.

Charles T. Happel, Robert J. Rummelhart, Doug Higgins, Sarah Biermann and Mark Sandbulte serve as managers for various portfolios of the Fund.

Money Market Portfolio:

Sarah Biermann, Portfolio Manager. Ms. Biermann joined EquiTrust in 2004 as an Assistant Research Analyst for the fixed-income department. She has served as the Portfolio Manager for the Money Market Portfolio since 2006. Ms. Biermann received her undergraduate degree from Iowa State University.

High Grade Bond and Strategic Yield Portfolios:

Bob Rummelhart, CFA; Investment Vice President, Portfolio Manager. Mr. Rummelhart joined EquiTrust in 1987 and has been responsible for the management of these Portfolios since their inception. He received both his undergraduate and MBA degrees from the University of Iowa.

Blue Chip, Managed and Value Growth Portfolios:

Doug Higgins, CFA; Securities Vice President, Portfolio Manager. Mr. Higgins joined EquiTrust in 1998 as a Security Analyst in the fixed-income department. He became Associate Portfolio Manager in 2000, and was made Lead Portfolio Manager in 2008. Mr. Higgins received his undergraduate degree from Iowa State University and his MBA from the University of Iowa.

Charles T. Happel, CFA; Vice President — Investments, Associate Portfolio Manager. Mr. Happel joined EquiTrust in 1986. He became Lead Portfolio Manager in 2000. In 2008, he transitioned to Associate Portfolio Manager given his increasing responsibilities within the overall EquiTrust and FBL Financial Group organizations. Mr. Happel earned his undergraduate degree at the University of Northern Iowa and his MBA at Drake University in Des Moines, Iowa.

Mark Sandbulte, CFA, Associate Portfolio Manager. Mr. Sandbulte joined EquiTrust in 2000 as Assistant Research Analyst, and became Associate Portfolio Manager in 2008. Mr. Sandbulte received his undergraduate degree from Central College in Pella, Iowa, and his MBA from the University of Iowa.

Justin Carley, Investment Analyst. Mr. Carley joined EquiTrust in 2005 as Associate Portfolio Administrator and is currently an Investment Analyst for the Portfolios.

The SAI contains additional information about the managers’ compensation, other accounts they oversee and their ownership of shares in the Portfolios.

As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows: 0.50% of the average daily net assets of the Value Growth Portfolio, 0.40% of the average daily net assets of the High Grade Bond Portfolio, 0.55% of the average daily net assets of the Strategic Yield Portfolio, 0.60% of the average daily net assets of the Managed Portfolio and 0.25% of the average daily net assets of the Money Market and Blue Chip Portfolios.

The Adviser, at its expense, furnishes the Fund with office space and facilities, equipment, advisory services, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Directors who are not affiliated with the Adviser; fees and expenses of independent registered public accounting firm, legal counsel, custodian, and transfer and dividend disbursing agents; and other general expenses.

The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement obligation will remain in effect for as long as the Investment Advisory and Management

Services Agreement remains in effect and cannot be changed without shareholder approval.

A discussion regarding the Board of Directors’ basis for approving the Investment Advisory and Management Services Agreement is available in the Fund’s most recent semi-annual report to shareholders for the six months ending January 31.

OTHER INFORMATION

Distributor

EquiTrust Marketing Services, LLC (the “Distributor”), an affiliate of the Adviser, serves as principal underwriter and a distributor of the Fund’s shares.

Net Asset Value

The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio’s securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.

The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if it is deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.

Money Market Portfolio.  The Money Market Portfolio’s securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For further discussion of the manner in which such values are determined, see the SAI under the heading “Net Asset Value.”

Other Portfolios.  Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing-bid and asked prices. If the mean is not available, exchange-traded securities are valued using the prior day’s closing price. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market: it is expected that for debt securities this ordinarily will be the over-the-counter market.

In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a portfolio manager believes a market price does not reflect a security’s true value, the Portfolio may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Directors. These procedures may also be used to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Portfolio, except the Money Market Portfolio, is subject to the risk that it has valued certain securities at a higher price than it can sell them.

Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

Privacy Notice

The Fund and its affiliates, such as FBL Financial Group, Inc. and Farm Bureau Life Insurance Company (“we,” “us” or “our”), have a strong tradition of protecting the confidentiality of our customers’ personal information and are highly aware of the importance of properly maintaining this information. This notice explains our information practices and is required of financial institutions such as ours by state and federal law.

Information We Collect.  In order to help us serve your financial needs and in order to comply with legal and regulatory requirements, we collect certain information about you. This information varies depending on the products or services you request from a particular entity, but may include:

•	Information we receive from you on your application or other forms (such as name, address, social security number and financial and health information);

•	Information you authorize us to collect (such as health information for underwriting purposes) or information we are authorized or required by law to collect (such as medical records in a workers compensation case);

•	Information about your transactions with us, our affiliates, or others (including payment history or account balances);

•	Information we receive from a consumer reporting agency (such as credit relationships and history); and

•	Information we receive from public records (such as your driving record).

Information we obtain from a report prepared by an insurance-support organization may be retained by the insurance-support organization and disclosed to other persons.

To the extent provided by law, you have the right to access and correct the information we have collected about you. You are also entitled to certain information regarding disclosures of medical information we may have made. To exercise these rights, you should provide a written request to the address below.

The Security of Your Information.  We have internal procedures regarding access to customer information. The individuals who have access to this information are required to protect it and keep it confidential. In addition, we maintain physical, electronic, and procedural safeguards that comply with state and federal regulations to guard your personal information.

Information We Share.  We may share the previously described information with our affiliates in order to provide necessary services for your products or account. We may also share information with our affiliates about your account history or experiences with us, although this information is not used by our affiliates for marketing purposes.

In addition, we may share some of the information we obtain about you with certain business partners in order to conduct company business. In sharing this information, we comply with all federal and state regulations, and limit the information to that which is necessary to accomplish the purposes for which the information is shared. Examples of this type of sharing would be:

•	Sharing information with companies that perform services for us such as printing companies or mailing services, who are limited in their ability to further disclose this information.

•	Sharing information with companies with whom we have a joint marketing agreement. A joint marketing agreement is one where another financial institution offers a product or service jointly with us. These institutions must limit their use of information shared to the purpose for which it was shared.

We may also disclose information to non-affiliated third parties as permitted or required by law. For example, we may share information in response to a subpoena, to prevent fraud, or in order to process a transaction you request or authorize.

We do not share medical information, information from a consumer reporting agency or motor vehicle reports for marketing purposes. We do not disclose information about former customers with non-affiliated third parties except in accordance with this Privacy Notice.

A list of affiliated companies subject to this Privacy Notice can be obtained from the Fund. Inquiries regarding this Privacy Notice should be sent to FBL Financial Group, Inc., Customer Privacy, 5400 University Avenue, West Des Moines, Iowa 50266.

Householding

In order to reduce expenses and the amount of mail that you receive, we have initiated “householding” of our fund reports (annual and semi-annual reports, disclosure documents, prospectuses, proxies, etc.). This means that rather than send one report to each accountholder in your household, we will deliver a single report or document to your household. If you do not wish the mailing of these documents to be combined with those for other members of your household, please call our toll free number, 1-877-860-2904, Monday through Friday between 8:00 a.m. and 4:30 p.m. We will begin sending individual documents to you within 30 days after receiving notice from you.

Investor Education and Protection

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

Anti-Money Laundering Program

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to report certain customer activity to the federal government and/or “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder’s account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder’s shares and close an account in the event that a shareholder’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-

money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder’s delay in providing all required identifying information or from closing an account and redeeming a shareholder’s shares when a shareholder’s identity cannot be verified.

Disruptive Trading Practices

The Board of Directors has adopted a policy to make reasonable efforts to discourage, and does not intend to accommodate, frequent purchases and redemptions of Portfolio shares that may disrupt the orderly management of any Portfolio, often referred to as “market timing.” Such transactions are potentially harmful to shareholders that invest in the Portfolios in various ways. These include: (1) the dilution of interests of long-term investors where frequent trades attempt to take advantage of market fluctuations that are not fully reflected in a Portfolio’s net asset value; (2) the disruption of ordinary portfolio management, such as necessitating that a Portfolio maintain a cash level higher than would otherwise be necessary or that a Portfolio sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Portfolio costs, such as brokerage commissions and administrative costs.

Typically, each Portfolio will realize purchases or redemptions of shares each business day. The Fund does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio’s size and not the random result of net transactions by its shareholders. However, the Fund considers large purchases or redemptions of shares resulting from shareholders engaging in: (1) market timing; (2) arbitrage based on the lag between the time the value of certain Portfolio investments change and the time it computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of shares from one Portfolio to another, to be disruptive trading.

The Fund has instituted policies and procedures reasonably designed to detect the use of a shareholder’s account(s) for frequent trading; the Fund’s policies and procedures address the level of trading that will be considered excessive and the Fund monitors shareholder transactions to identify excessive trading; and the Fund applies such procedures uniformly.

The Fund also uses other procedures to halt or reduce the risk of disruptive trading. The Fund may stop disruptive trading by ceasing sales of additional shares of one or more Portfolios through which offending shareholders operate. In such an event, all other shareholders invested in the Portfolio may be disadvantaged. Because enforcement of the procedures involves some level of discretion, it is possible some shareholder(s) may engage in disruptive trading while others may bear the harm associated with such activity. The Fund applies such procedures uniformly.

The Fund monitors potential price differentials following the close of trading in foreign markets and changes in indications of value for relatively illiquid securities to determine whether the application of fair value pricing procedures is warranted.

An investment in any of the Portfolios is subject to the risks of disruptive trading. In its sole discretion, the Board of Directors of the Fund may revise these policies and procedures at any time without prior notice.

DISTRIBUTIONS AND TAXES

Distributions

Money Market Portfolio Distributions:  On each day that the NAV per share of the Money Market Portfolio is determined, the Portfolio’s net investment income will be declared, as of the close of the NYSE, as a dividend to shareholders of record prior to the declaration. Distributions will be distributed monthly. If you withdraw your entire account, all dividends accrued to the time of withdrawal will be paid at that time.

High Grade Bond and Strategic Yield Portfolio Distributions: Each Portfolio normally follows the practice of distributing substantially all net investment income monthly, and substantially all net short-term and long-term capital gains after the close of the Fund’s fiscal year.

Managed Portfolio Distributions:  The Portfolio normally follows the practice of distributing substantially all net investment income quarterly, and substantially all net short-term and long-term capital gains after the close of the Fund’s fiscal year.

Value Growth and Blue Chip Portfolio Distributions:  Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and long-term capital gains, if any, after the close of the Fund’s fiscal year.

Dividends and capital gains distributions are automatically reinvested in shares of the Portfolio unless you indicate in writing to receive them in cash; however, no cash payment will be made for dividends in an amount under $10. Any such dividend amount under $10 will be reinvested in shares of that same Portfolio.

If you elect to receive cash dividends and/or capital gains distributions from an account that remains open and the postal or other delivery service is unable to deliver those monies to your address of record, or the check remains uncashed for over one year, your distribution option will automatically be converted to reinvestment in additional shares. The outstanding check(s) will be voided and allocable shares purchased in your account as of the day the check(s) was voided. If you have elected to receive cash dividends and/or capital gains distributions from an account that is subsequently closed and the postal or other delivery service is unable to deliver those monies to your address of record, such monies will remain outstanding until turned over to the appropriate state agency for escheat purposes. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

How Distributions Affect a Portfolio’s NAV.  Distributions are paid to shareholders as of the record date of a distribution from a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Portfolio’s daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. You should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

“Buying a Dividend.” If you purchase shares of a Portfolio just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” Of course, a Portfolio’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions may occur even in a year when a Portfolio has a negative return. Unless your account is a tax-deferred account, dividends paid to you will be included in your gross income for federal income tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvest the dividends.

Federal Income Taxes

Federal Income Taxation of the Portfolios.  Because the Fund is a regulated investment company, the Fund’s Portfolios generally pay no federal income tax on the income and capital gains that they distribute to you. Accordingly, each Portfolio intends to distribute net investment income and any net capital gains realized on its investments at least annually.

Federal Income Taxation of Shareholders.  A Portfolio’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions.

Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Portfolio. You will be notified annually as to the federal income tax status of dividends and capital gains distributions paid by a Portfolio. Such dividends and distributions may also be subject to state and local taxes.

Long-term capital gain distributions are taxable as long-term capital gain regardless of how long you have held shares of the Portfolio. Long-term capital gain distributions (derived from assets held by the Portfolio for more than 12 months) made to individual shareholders are currently taxed for federal income tax purposes at rates up to 15% (which will increase to 20% for taxable years beginning after December 31, 2010). Dividends representing net investment income and net realized short-term capital gains are taxed as ordinary income for federal income tax purposes at rates up to a maximum marginal rate of 35% for individuals. Dividends representing qualified dividend income are currently taxed to individuals and other noncorporate investors at federal income tax rates up to 15%, provided certain holding period and other requirements are satisfied, although this favorable treatment is set to expire for taxable years beginning after December 31, 2010. In addition, certain dividends may qualify for the 70% dividends received deduction available to corporate shareholders. It is not anticipated that distributions from the Money Market Portfolio,

High Grade Bond Portfolio or Strategic Yield Portfolio will be eligible for treatment of qualified dividend income or the dividends received deduction. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

Distributions to Retirement Plans.  Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Portfolio distributions on your federal income tax return, but distributions will be taxable when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell Education Savings Accounts.

Backup Withholding.  When you open an account, Internal Revenue Service (“IRS”) regulations require that you provide your taxpayer identification number (“TIN”), certify that it is correct and that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, each Portfolio is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. Each Portfolio is also required to begin backup withholding on your account if the IRS instructs it to do so. Amounts withheld may be credited against your federal income tax liability and you may file a tax return and obtain a refund from the IRS if withholding results in an overpayment of federal income taxes for such year.

Because everyone’s tax situation is unique, you are advised to consult with your own tax adviser as to the federal, state and local tax consequences of owning shares of a Portfolio.

For more information about the federal income tax status of the Portfolios, see “FEDERAL INCOME TAXES” in the SAI.

CLASSES OF SHARES

Currently, the Fund offers two classes of shares — Class A Shares and Class I Shares. Class B Shares are no longer offered. However, existing Class B shareholders may continue as Class B shareholders, continue their reinvestment program of dividends and capital gains distributions into Class B Shares, and exchange their

Class B Shares for Class B Shares of other Portfolios in that same class. Each class represents investments in the same Portfolio of securities, but each class has different expenses that will affect performance.

Class I Shares are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) the following investment advisory clients of EquiTrust Investment Management Services, Inc.: (1) affiliated and unaffiliated benefit plans such as qualified retirement plans, and (2) affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, its affiliates, and affiliated state Farm Bureau Federations; (d) directors and trustees of the EquiTrust Mutual Funds; and (e) such other types of accounts as the Adviser of the Fund deems appropriate.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolios’ financial performance for the past five years through July 31 of each fiscal year shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements, is included in the Annual Report, which is available, without charge, upon request from the Fund. The Portfolios’ financial statements are incorporated by reference in the SAI.

	Year Ended July 31,
	Money Market Portfolio					High Grade Bond Portfolio
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$10.26	$10.20	$10.53	$10.53	$10.46

Income from Investment Operations:

Net investment income	0.03	0.04	0.03	0.01 (2)	0.01 (2)	0.51	0.54	0.51	0.51	0.51

Net realized and unrealized gain (loss) on investments	—	—	—	—	—	(0.33)	0.06	(0.33)	—	0.10

Total from investment operations	0.03	0.04	0.03	0.01	0.01	0.18	0.60	0.18	0.51	0.61

Less Distributions:

Dividends from net investment income	(0.03)	(0.04)	(0.03)	(0.01)	(0.01)	(0.51)	(0.54)	(0.51)	(0.51)	(0.51)

Distributions from capital gains	—	—	—	—	—	—	—	—	—	(0.03)

Total distributions	(0.03)	(0.04)	(0.03)	(0.01)	(0.01)	(0.51)	(0.54)	(0.51)	(0.51)	(0.54)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$9.93	$10.26	$10.20	$10.53	$10.53

Total Return:

Total investment return based on net asset value(1)	2.63%	4.34%	3.38%	1.37%	0.46%	1.73%	5.96%	1.75%	4.95%	5.89%

Ratios/Supplemental Data:

Net assets at end of period in thousands	$2,850	$2,496	$2,419	$500	$500	$5,522	$4,573	$4,196	$3,917	$4,641

Ratio of total expenses to average net assets	0.98%	0.96%	0.84%	1.06%	0.99%	0.68%	0.74%	0.71%	0.70%	0.70%

Ratio of net expenses to average net assets	0.98%	0.96%	0.84%	0.92%	0.51%	0.68%	0.74%	0.71%	0.70%	0.70%

Ratio of net investment income to average net assets	2.58%	4.25%	3.71%	1.36%	0.51%	4.98%	5.23%	4.94%	4.82%	4.77%

Portfolio turnover rate	0%	0%	0%	0%	0%	18%	8%	12%	13%	12%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2)	Without the Adviser’s reimbursement of a portion of certain of its expenses for the periods indicated, the Money Market Portfolio would have had per share net investment income as shown:

	Per Share
	Net Investment	Amount
Year	Income	Reimbursed

2004	$0.01	$4,537
2005	$0.01	$668

	Year Ended July 31,
	Strategic Yield Portfolio					Managed Portfolio
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Net asset value at beginning of period	$9.58	$9.52	$9.91	$9.70	$9.29	$15.56	$15.71	$15.32	$13.82	$12.53
Income from Investment Operations:
Net investment income	0.58	0.62	0.57	0.61	0.63	0.35	0.50	0.35	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.75)	0.06	(0.39)	0.21	0.41	(0.83)	1.12	0.39	1.50	1.29

Total from investment operations	(0.17)	0.68	0.18	0.82	1.04	(0.48)	1.62	0.74	1.77	1.56
Less Distributions:
Dividends from net investment income	(0.58)	(0.62)	(0.57)	(0.61)	(0.63)	(0.35)	(0.47)	(0.35)	(0.27)	(0.27)
Distributions from capital gains	—	—	—	—	—	(0.66)	(1.30)	—	—	—

Total distributions	(0.58)	(0.62)	(0.57)	(0.61)	(0.63)	(1.01)	(1.77)	(0.35)	(0.27)	(0.27)

Net asset value at end of period	$8.83	$9.58	$9.52	$9.91	$9.70	$14.07	$15.56	$15.71	$15.32	$13.82

Total Return:
Total investment return based on net asset value(1)	(1.90)%	7.25%	1.93%	8.59%	11.46%	(3.41)%	10.64%	4.91%	12.91%	12.50%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$4,288	$4,754	$4,047	$3,256	$2,952	$8,896	$9,269	$7,802	$6,808	$5,726
Ratio of total expenses to average net assets	0.90%	0.94%	0.88%	0.86%	0.89%	0.85%	0.86%	0.85%	0.82%	0.84%
Ratio of net expenses to average net assets	0.90%	0.94%	0.87%	0.86%	0.89%	0.85%	0.86%	0.84%	0.82%	0.84%
Ratio of net investment income to average net assets	6.23%	6.48%	6.11%	6.11%	6.53%	2.30%	3.12%	2.32%	1.88%	2.00%
Portfolio turnover rate	9%	18%	8%	7%	31%	18%	17%	36%	27%	14%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

	Year Ended July 31,
	Value Growth Portfolio					Blue Chip Portfolio
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Net asset value at beginning of period	$16.05	$14.17	$13.92	$11.81	$10.26	$48.14	$41.78	$40.17	$37.49	$34.65
Income from Investment Operations:
Net investment income	0.21	0.29	0.17	0.16	0.11	0.98	0.83	0.75	0.80	0.59
Net realized and unrealized gain (loss) on investments	(1.39)	1.76	0.23	2.07	1.57	(6.20)	6.31	1.60	2.61	2.80

Total from investment operations	(1.18)	2.05	0.40	2.23	1.68	(5.22)	7.14	2.35	3.41	3.39
Less Distributions:
Dividends from net investment income	(0.34)	(0.17)	(0.15)	(0.12)	(0.13)	(0.79)	(0.78)	(0.74)	(0.73)	(0.55)
Distributions from capital gains	(0.25)	—	—	—	—	(1.52)	—	—	—	—

Total distributions	(0.59)	(0.17)	(0.15)	(0.12)	(0.13)	(2.31)	(0.78)	(0.74)	(0.73)	(0.55)

Net asset value at end of period	$14.28	$16.05	$14.17	$13.92	$11.81	$40.61	$48.14	$41.78	$40.17	$37.49

Total Return:
Total investment return based on net asset value(1)	(7.65)%	14.49%	2.91%	18.98%	16.40%	(11.51)%	17.18%	5.93%	9.11%	9.77%
Ratios/Supplemental Data:
Net assets at end of period in thousands	$9,948	$10,772	$8,478	$6,131	$5,215	$11,311	$13,605	$11,354	$10,569	$10,048
Ratio of total expenses to average net assets	0.73%	0.77%	0.72%	0.71%	0.73%	0.47%	0.48%	0.48%	0.44%	0.45%
Ratio of net expenses to average net assets	0.73%	0.77%	0.71%	0.70%	0.73%	0.47%	0.47%	0.47%	0.44%	0.45%
Ratio of net investment income to average net assets	1.36%	1.98%	1.44%	1.25%	1.02%	2.08%	1.82%	1.84%	2.04%	1.57%
Portfolio turnover rate	19%	29%	30%	17%	14%	1%	1%	0%	0%	1%

(1)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

ADDITIONAL INFORMATION

Shareholder Inquiries

You may make inquiries either by contacting the Fund at the address or telephone numbers as shown on the front cover.

You may obtain copies of year-end account statements by calling the Fund at our toll-free number 877-860-2904 (in the Des Moines metropolitan area, call 515-225-5586), or by writing a letter to the Fund. The prior year statement for regular accounts and prior two-year statements for fiduciary accounts will be provided to you at no charge; thereafter, there will be a charge of $3 per copy (with a maximum of $50 to be assessed). The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with the request.

Annual/Semi-Annual Reports to Shareholders

Additional information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The Fund’s annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the fiscal year covered by the report. You may obtain a free copy of the Fund’s annual and semi-annual reports by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s annual and semi-annual reports to shareholders are also available free of charge on the Fund’s website at www.equitrust.com.

Statement of Additional Information

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information are available, upon paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1850, Washington, D.C. 20549.

You may obtain a free copy of the Fund’s SAI and you may make further inquiries by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund’s SAI is also available free of charge on the Fund’s website at www.equitrust.com.

The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.

INVESTMENT ADVISER, SHAREHOLDER SERVICE,	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND DISBURSING AND TRANSFER AGENT
EquiTrust Investment Management Services, Inc. 5400 University Avenue West Des Moines, Iowa 50266	Ernst & Young LLP 801 Grand Avenue Suite 3000 Des Moines, Iowa 50309
LEGAL COUNSEL	CUSTODIAN
Vedder Price P.C.	JP Morgan Chase Bank, N.A.
222 North LaSalle Street	3 Chase Metrotech Center
Suite 2600	Brooklyn, NY 11245
Chicago, Illinois 60601

The Fund’s Investment Company Act of 1940 File Number is 811-2125.

FORM OF PROXY
EQUITRUST MONEY MARKET FUND, INC.
5400 UNIVERSITY AVENUE
WEST DES MOINES, IOWA 50266
Proxy for Special Meeting of Shareholders
August 13, 2009
This Proxy is Solicited by the Board of Directors of
EquiTrust Money Market Fund, Inc.
          The undersigned Shareholder(s) of EquiTrust Money Market Fund, Inc. (the “Fund”), hereby appoint(s) Craig A. Lang, David A. McNeill and Kristi Rojohn (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on August 13, 2009, 9:00 a.m. Central time, at 5400 University Avenue, West Des Moines, Iowa 50266, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Prospectus/Proxy Statement as checked below.
          All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed voting instructions are returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.
          This proxy card is valid only when signed and dated.
                     Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ☒
Please do not use fine point pens.

          The Board of Directors of the Fund recommends a vote “for” the proposal to:
To approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of the Fund to Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc., in exchange for Institutional (“Class I”) Shares of the Portfolio and the assumption by the Portfolio of all the liabilities of the Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation and termination of the Fund.

☐ FOR	☐ AGAINST	☐ ABSTAIN
          The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Prospectus/Proxy Statement. Your signature(s) on the proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
Dated:                           , 2009

Signature	Signature

STATEMENT OF ADDITIONAL INFORMATION
EQUITRUST SERIES FUND, INC.
MONEY MARKET PORTFOLIO – CLASS I SHARES
Relating to the Acquisition of the Assets and Liabilities of
EQUITRUST MONEY MARKET FUND, INC.
5400 University Avenue
West Des Moines, Iowa 50266
(515) 225-5586
     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated July 16, 2009 for use in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the EquiTrust Money Market Fund, Inc. (the “Fund”), to be held on August 13, 2009. At the Special Meeting, shareholders of the Fund will be asked to approve the reorganization (the “Reorganization”) of the Fund into the Money Market Portfolio (the “Portfolio”), a series of EquiTrust Series Fund, Inc., as described in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to the Fund at the address shown above or by calling 877-860-2904.
     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.
     Further information about the Fund and the Portfolio is contained in their Statements of Additional Information dated December 1, 2008, as supplemented from time to time, which are incorporated herein by reference only insofar as they relate to the Fund and the Portfolio. No other parts are incorporated by reference herein.
     The unaudited pro forma financial statements, attached hereto as Appendix A, are intended to present the financial condition and related results of operations of the Class I Shares of the Money Market Portfolio as if the Reorganization had been consummated on January 31, 2009.
     The audited financial statements and related independent registered public accounting firm’s reports for the Fund and the Portfolio are contained in their Annual Reports for the fiscal year ended July 31, 2008 and the unaudited financial statements for the Fund and the Portfolio are contained in their Semi-Annual Reports for the period ended January 31, 2009, which are incorporated herein by reference only insofar as they relate to the Fund and the Portfolio. No other parts of the Annual and Semi-Annual Reports are incorporated by reference herein.
     The date of this Statement of Additional Information is July 16, 2009.

PRO FORMA CAPITALIZATION (UNAUDITED)
The following table sets forth the unaudited capitalization of each Fund as of January 31, 2009 and of EquiTrust Series Fund, Inc. Money Market Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date (1)

				EquiTrust Series
				Fund, Inc. Money
		EquiTrust Series		Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma	Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments	Combined
Net Assets
EquiTrust Money Market and Class I shares	$15,689,595	$2,885,973	$—	$18,575,568
Class A shares	—	686,866	—	686,866
Class B shares	—	196,268	—	196,268

Total Net Assets	$15,689,595	$3,769,107	$—	$19,458,702

Shares Outstanding
EquiTrust Money Market and Class I shares	15,689,595	2,885,973	—	18,575,568
Class A shares	—	686,866	—	686,866
Class B shares	—	196,268	—	196,268

Net Asset Value per Share
EquiTrust Money Market Fund shares	$1.00	$1.00	—	$1.00
Class A shares	—	$1.00	—	$1.00
Class B shares	—	$1.00	—	$1.00

(1)	Assumes the merger had been consumated on January 31, 2009, and is for information purposes only. No assurance can be given as to how many shares of EquiTrust Money Market Fund, Inc. will be received by the shareholders of EquiTrust Series Fund — Money Market portfolio on the date of the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of EquiTrust Money Market Fund, Inc. that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 2009 (UNAUDITED)

					EquiTrust Series
					Fund, Inc. Money
		EquiTrust Series			Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma		Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments		Combined
INVESTMENT INCOME
Interest	$149,028	$30,634			$179,662
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	22,657	4,795			27,452
Shareholder service, transfer and dividend disbursing agent fees	31,389	2,893			34,282
Distribution fees	—	1,550			1,550
Administrative Service Fees	—	1,235			1,235
Accounting fees	4,531	959			5,490
Custodian fees	21,021	3,419	$(12,000	)(1)	12,440
Professional fees	5,115	470	(2,000	)(2)	3,585
Directors’ fees and expenses	15,529	368	(9,500	)(3)	6,397
Reports to shareholders	6,391	409	(6,000	)(4)	800
Registration fees	4,906	3,174	(5,000	)(5)	3,080
Miscellaneous	19,171	4,888	(15,000	)(6)	9,059

Total Expenses	130,710	24,160	(49,500)		105,370
Waiver of fees	(28,015)	(4,895)	12,000	(7)	(20,910)
Excess expense reimbursement	—	(1,582)	1,582	(7)	—
Fees paid indirectly	(518)	(3)			(521)

Net Expenses	102,177	17,680	(35,918)		83,939

Net Increase in Net Assets Resulting from Operations	$46,851	$12,954	$35,918		95,723

(1)	Estimated decrease in Custodial fees due to elimination of draftwriting account.

(2)	Estimated decrease in legal fees since a separate NSAR is no longer needed.

(3)	Directors fees will become lower as they will be spread over entire net assets of EquiTrust Series Fund.

(4)	Estimated reduction in Reports to shareholders as a report for ETMM will no longer be necessary.

(5)	Estiminated decrease in Registration fees since they will no longer be necessary for the ETMM.

(6)	Estimated reduction in audit fees, legal fees, Directors fees, and Reports to Shareholders. This is due to an audit no longer being necessary for the ETMM, and a reduction in legal fees, Directors fees and Reports to Shareholders as they will be spread over the entire net assets of EquiTrust Series Fund.

(7)	Estimated reduction in fee waivers and excess expense reimbursement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF JANUARY 31, 2009
(Unaudited)

			EquiTrust Series			EquiTrust Series
		EquiTrust Series	Fund, Inc. Money			Fund, Inc. Money
	EquiTrust Money	Fund, Inc. Money	Market Portfolio		EquiTrust Series	Market Portfolio
	Market Fund, Inc.	Market Portfolio	Combined	EquiTrust Money	Fund, Inc. Money	Combined
	Principal	Principal	Pro Forma	Market Fund, Inc.	Market Portfolio	Pro Forma
	Amount	Amount	Principal Amount	Value	Value	Value
SHORT-TERM INVESTMENTS (98.02%)
COMMERCIAL PAPER (8.35%)
NONDEPOSITORY INSTITUTIONS (4.88%)
General Electric Capital Corp., due 03/09/09	400,000	—	400,000	$400,000	$—	$400,000
General Electric Capital Corp., due 03/10/09	400,000	150,000	550,000	400,000	150,000	550,000

			—	800,000	150,000	950,000

PETROLEUM AND COAL PRODUCTS (3.47%)
Chevron Corp., due 02/03/09	—	150,000	150,000	—	150,000	150,000
Chevron Corp., due 02/06/09	250,000	—	250,000	250,000	—	250,000
Chevron Corp., due 04/20/09	275,000	—	275,000	275,000	—	275,000

				525,000	150,000	675,000

Total Commercial Paper (Cost $1,325,000, $150,000 and $1,475,000 respectively)				1,325,000	300,000	1,625,000

UNITED STATES GOVERNMENT AGENCIES (89.67%)
Federal Home Loan Bank, due 02/06/09	—	150,000	150,000	—	149,997	149,997
Federal Home Loan Bank, due 02/23/09	825,000	—	825,000	824,947	—	824,947
Federal Home Loan Bank, due 02/26/09	825,000	—	825,000	824,940	—	824,940
Federal Home Loan Bank, due 03/04/09	1,500,000	200,000	1,700,000	1,499,747	199,968	1,699,715
Federal Home Loan Bank, due 03/05/09	250,000	200,000	450,000	249,947	199,967	449,914
Federal Home Loan Bank, due 03/06/09	—	100,000	100,000	—	99,990	99,990
Federal Home Loan Bank, due 03/11/09	—	100,000	100,000	—	99,984	99,984
Federal Home Loan Bank, due 03/16/09	1,000,000	—	1,000,000	998,258	—	998,258
Federal Home Loan Bank, due 03/18/09	—	100,000	100,000	—	99,968	99,968
Federal Home Loan Bank, due 03/20/09	250,000	100,000	350,000	249,907	99,967	349,874
Federal Home Loan Bank, due 03/23/09	—	100,000	100,000	—	99,981	99,981
Federal Home Loan Bank, due 03/25/09	—	100,000	100,000	—	99,963	99,963
Federal Home Loan Bank, due 03/26/09	—	100,000	100,000	—	99,961	99,961
Federal Home Loan Bank, due 05/27/09	1,600,000	—	1,600,000	1,598,711	—	1,598,711
Federal Home Loan Mortgage Corp., due 02/17/09	650,000	150,000	800,000	649,954	149,993	799,947
Federal Home Loan Mortgage Corp., due 02/19/09	—	100,000	100,000	—	99,989	99,989
Federal Home Loan Mortgage Corp., due 02/26/09	—	100,000	100,000	—	99,993	99,993
Federal Home Loan Mortgage Corp., due 02/27/09	1,200,000	100,000	1,300,000	1,199,924	99,992	1,299,916
Federal Home Loan Mortgage Corp., due 03/02/09	350,000	100,000	450,000	349,678	99,908	449,586
Federal Home Loan Mortgage Corp., due 04/06/09	—	100,000	100,000	—	99,946	99,946
Federal Home Loan Mortgage Corp., due 04/08/09	—	100,000	100,000	—	99,946	99,946
Federal Home Loan Mortgage Corp., due 04/20/09	—	100,000	100,000	—	99,928	99,928
Federal Home Loan Mortgage Corp., due 04/22/09	2,000,000	—	2,000,000	1,998,492	—	1,998,492
Federal Home Loan Mortgage Corp., due 04/23/09	—	100,000	100,000	—	99,960	99,960
Federal Home Loan Mortgage Corp., due 05/06/09	—	100,000	100,000	—	99,931	99,931
Federal National Mortgage Assoc., due 02/02/09	300,000	250,000	550,000	299,992	249,997	549,989
Federal National Mortgage Assoc., due 02/05/09	—	150,000	150,000	—	149,997	149,997
Federal National Mortgage Assoc., due 02/11/09	200,000	80,000	280,000	199,969	79,988	279,957
Federal National Mortgage Assoc., due 02/17/09	600,000	—	600,000	599,958	—	599,958
Federal National Mortgage Assoc., due 02/18/09	1,000,000	150,000	1,150,000	999,920	149,988	1,149,908
Federal National Mortgage Assoc., due 03/03/09	—	100,000	100,000	—	99,989	99,989
Federal National Mortgage Assoc., due 03/13/09	425,000	—	425,000	424,913	—	424,913
Federal National Mortgage Assoc., due 03/23/09	500,000	—	500,000	499,922	—	499,922
Federal National Mortgage Assoc., due 04/01/09	—	100,000	100,000	—	99,948	99,948
Federal National Mortgage Assoc., due 04/29/09	—	100,000	100,000	—	99,914	99,914
Federal National Mortgage Assoc., due 05/18/09	300,000	—	300,000	299,741	—	299,741
Federal National Mortgage Assoc., due 05/26/09	250,000	200,000	450,000	249,800	199,840	449,640

Total United States Government Agencies (Cost $14,018,720, $3,428,993 and $17,447,713 respectively)				14,018,720	3,428,993	17,447,713

Total Short-Term Investments (Cost $15,343,720, $3,578,993 and $18,922,713 respectively)				15,343,720	3,728,993	19,072,713

OTHER ASSETS LESS LIABILITIES (1.98%)
Cash, receivables, prepaid expense and other assets, less liabilities				345,875	40,114	385,989

Total Net Assets (100.00%)				$15,689,595	$3,769,107	$19,458,702

See accompanying notes.

PRO FORMA CAPITALIZATION (UNAUDITED)
The following table sets forth the unaudited capitalization of each Fund as of July 31, 2008 and of EquiTrust Series Fund, Inc. Money Market Portfolio on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date (1)

				EquiTrust Series
				Fund, Inc. Money
		EquiTrust Series		Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma	Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments	Combined
Net Assets
EquiTrust Money Market and Class I shares	$16,982,133	$2,850,292	$—	$19,832,425
Class A shares	—	704,565	—	704,565
Class B shares	—	288,976	—	288,976

Total Net Assets	$16,982,133	$3,843,833	$—	$20,825,966

Shares Outstanding
EquiTrust Money Market and Class I shares	16,982,133	2,850,292	—	19,832,425
Class A shares	—	704,565	—	704,565
Class B shares	—	288,976	—	288,976

Net Asset Value per Share
EquiTrust Money Market Fund shares	$1.00	$1.00	—	$1.00
Class A shares	—	$1.00	—	$1.00
Class B shares	—	$1.00	—	$1.00

(1)	Assumes the merger had been consumated on July 31, 2008, and is for information purposes only. No assurance can be given as to how many shares of EquiTrust Money Market Fund, Inc. will be received by the shareholders of EquiTrust Series Fund — Money Market portfolio on the date of the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of EquiTrust Money Market Fund, Inc. that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED JULY 31, 2008 (UNAUDITED)

					EquiTrust Series
					Fund, Inc. Money
		EquiTrust Series			Market Portfolio
	EquiTrust Money	Fund, Inc. Money	Pro Forma		Pro Forma
	Market Fund, Inc.	Market Portfolio	Adjustments		Combined
INVESTMENT INCOME
Interest	$694,175	$127,589	$—		$821,764
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	48,385	9,017	—		57,402
Shareholder service, transfer and dividend disbursing agent fees	68,379	5,791	—		74,170
Distribution fees	—	2,984	—		2,984
Administrative Service Fees	—	2,316	—		2,316
Accounting fees	9,677	1,803	—		11,480
Custodian fees	41,151	6,522	(24,000	)(1)	23,673
Professional fees	21,392	9,280	(19,000	)(2)	11,672
Directors’ fees and expenses	29,926	511	(27,000	)(3)	3,437
Reports to shareholders	22,495	1,061	(20,000	)(4)	3,556
Registration fees	17,019	6,586	(10,000	)(5)	13,605
Miscellaneous	5,036	341	(3,500	) (6)	1,877

Total Expenses	263,460	46,212	(103,500)		206,172
Waiver of fees	—	(408)	—		(408)
Excess expense reimbursement	—	(3,043)	—		(3,043)
Fees paid indirectly	(1,676)	(167)	—		(1,843)

Net Expenses	261,784	42,594	(103,500)		200,878

Net Increase in Net Assets Resulting from Operations	$432,391	$84,995	$103,500		620,886

(1)	Estimated decrease in Custodial fees due to elimination of draftwriting account.

(2)	Estimated decrease in legal fees since a separate NSAR is no longer needed.

(3)	Directors fees will become lower as they will be spread over entire net assets of EquiTrust Series Fund.

(4)	Estimated reduction in Reports to shareholders as a report for ETMM will no longer be necessary.

(5)	Estiminated decrease in Registration fees since they will no longer be necessary for the ETMM.

(6)	Estimated reduction in insurance and dues.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF JULY 31, 2008
(Unaudited)

			EquiTrust Series			EquiTrust Series
		EquiTrust Series	Fund, Inc. Money			Fund, Inc. Money
	EquiTrust Money	Fund, Inc. Money	Market Portfolio		EquiTrust Series	Market Portfolio
	Market Fund, Inc.	Market Portfolio	Combined	EquiTrust Money	Fund, Inc. Money	Combined
	Principal	Principal	Pro Forma	Market Fund, Inc.	Market Portfolio	Pro Forma
	Amount	Amount	Principal Amount	Value	Value	Value
SHORT-TERM INVESTMENTS (99.51%)
COMMERCIAL PAPER (19.57%)
INSURANCE CARRIERS (4.44%)
Prudential Funding, LLC, due 08/04/08	300,000	—	300,000	$300,000	$—	$300,000
Prudential Funding, LLC, due 08/25/08	275,000	—	275,000	275,000	—	275,000
Prudential Funding, LLC, due 08/26/08	250,000	—	250,000	250,000	—	250,000
Prudential Funding, LLC, due 09/24/08	—	100,000	100,000	—	100,000	100,000

			—	825,000	100,000	925,000

NONDEPOSITORY INSTITUTIONS (11.05%)
American Express Credit Corp., due 08/13/08	300,000	—	300,000	300,000	—	300,000
American Express Credit Corp., due 08/18/08	250,000	—	250,000	250,000	—	250,000
American Express Credit Corp., due 08/28/08	—	100,000	100,000	—	100,000	100,000
American Express Credit Corp., due 09/16/08	300,000	—	300,000	300,000	—	300,000
American General Finance Corp., due 08/08/08	300,000	—	300,000	300,000	—	300,000
American General Finance Corp., due 09/03/08	—	100,000	100,000	—	100,000	100,000
General Electric Capital Corp., due 08/19/08	300,000	—	300,000	300,000	—	300,000
General Electric Capital Corp., due 08/22/08	—	100,000	100,000	—	100,000	100,000
General Electric Capital Corp., due 09/15/08	300,000	—	300,000	300,000	—	300,000
General Electric Capital Corp., due 09/26/08	250,000	—	250,000	250,000	—	250,000

				2,000,000	300,000	2,300,000

PETROLEUM AND COAL PRODUCTS (4.08%)
Chevron Corp., due 08/06/09	250,000	—	250,000	250,000	—	250,000
Chevron Corp., due 08/07/09	—	100,000	100,000	—	100,000	100,000
Chevron Corp., due 08/07/09	250,000	—	250,000	250,000	—	250,000
Chevron Corp., due 08/21/09	250,000	—	250,000	250,000	—	250,000

				750,000	100,000	850,000

Total Commercial Paper (Cost $3,575,000, $500,000 and $4,075,000 respectively)				3,575,000	500,000	4,075,000

UNITED STATES GOVERNMENT AGENCIES (79.94%)
Federal Farm Credit Bank, due 08/01/08	—	100,000	100,000	—	100,000	100,000
Federal Home Loan Bank, due 08/01/08	325,000	100,000	425,000	325,000	100,000	425,000
Federal Home Loan Bank, due 08/05/08	500,000	—	500,000	499,884	—	499,884
Federal Home Loan Bank, due 08/06/08	1,075,000	100,000	1,175,000	1,074,682	99,971	1,174,653
Federal Home Loan Bank, due 08/13/08	300,000	100,000	400,000	299,787	99,927	399,714
Federal Home Loan Bank, due 08/15/08	—	100,000	100,000	—	99,915	99,915
Federal Home Loan Bank, due 08/19/08	—	100,000	100,000	—	99,896	99,896
Federal Home Loan Bank, due 08/27/08	450,000	100,000	550,000	449,290	99,836	549,126
Federal Home Loan Bank, due 08/28/08	278,000	—	278,000	277,519	—	277,519
Federal Home Loan Bank, due 09/04/08	—	100,000	100,000	—	99,771	99,771
Federal Home Loan Bank, due 09/10/08	—	100,000	100,000	—	99,752	99,752
Federal Home Loan Bank, due 09/16/08	—	100,000	100,000	—	99,699	99,699
Federal Home Loan Bank, due 09/17/08	—	100,000	100,000	—	99,707	99,707
Federal Home Loan Bank, due 09/19/08	300,000	—	300,000	299,011	—	299,011
Federal Home Loan Bank, due 09/24/08	350,000	—	350,000	348,819	—	348,819
Federal Home Loan Bank, due 09/29/08	350,000	—	350,000	348,692	—	348,692
Federal Home Loan Mortgage Corp., due 08/04/08	375,000	90,000	465,000	374,934	89,985	464,919
Federal Home Loan Mortgage Corp., due 08/07/08	300,000	—	300,000	299,891	—	299,891
Federal Home Loan Mortgage Corp., due 08/11/08	300,000	90,000	390,000	299,823	89,947	389,770
Federal Home Loan Mortgage Corp., due 08/15/08	600,000	—	600,000	599,493	—	599,493
Federal Home Loan Mortgage Corp., due 08/18/08	—	90,000	90,000	—	89,907	89,907
Federal Home Loan Mortgage Corp., due 08/22/08	250,000	—	250,000	249,677	—	249,677
Federal Home Loan Mortgage Corp., due 08/25/08	—	80,000	80,000	—	79,885	79,885
Federal Home Loan Mortgage Corp., due 08/29/08	275,000	90,000	365,000	274,533	89,843	364,376
Federal Home Loan Mortgage Corp., due 09/02/08	325,000	—	325,000	324,345	—	324,345
Federal Home Loan Mortgage Corp., due 09/03/08	250,000	—	250,000	249,479	—	249,479
Federal Home Loan Mortgage Corp., due 09/08/08	300,000	80,000	380,000	299,308	79,815	379,123
Federal Home Loan Mortgage Corp., due 09/10/08	300,000	—	300,000	299,256	—	299,256
Federal Home Loan Mortgage Corp., due 09/12/08	—	100,000	100,000	—	99,726	99,726
Federal Home Loan Mortgage Corp., due 09/15/08	—	100,000	100,000	—	99,718	99,718
Federal Home Loan Mortgage Corp., due 09/22/08	300,000	100,000	400,000	298,985	99,686	398,671
Federal Home Loan Mortgage Corp., due 09/23/08	—	100,000	100,000	—	99,652	99,652
Federal Home Loan Mortgage Corp., due 09/25/08	250,000	—	250,000	249,125	—	249,125
Federal Home Loan Mortgage Corp., due 10/07/08	—	100,000	100,000	—	99,561	99,561
Federal Home Loan Mortgage Corp., due 10/14/08	500,000	100,000	600,000	497,564	99,527	597,091
Federal Home Loan Mortgage Corp., due 10/15/08	350,000	—	350,000	348,264	—	348,264
Federal National Mortgage Assoc., due 08/04/08	—	95,000	95,000	—	94,983	94,983
Federal National Mortgage Assoc., due 08/05/08	—	95,000	95,000	—	94,978	94,978
Federal National Mortgage Assoc., due 08/08/08	—	75,000	75,000	—	74,968	74,968
Federal National Mortgage Assoc., due 08/12/08	325,000	95,000	420,000	324,785	94,936	419,721
Federal National Mortgage Assoc., due 08/14/08	300,000	—	300,000	299,766	—	299,766
Federal National Mortgage Assoc., due 08/20/08	549,000	90,000	639,000	548,392	89,901	638,293
Federal National Mortgage Assoc., due 08/21/08	—	90,000	90,000	—	89,894	89,894
Federal National Mortgage Assoc., due 08/29/08	275,000	—	275,000	274,526	—	274,526
Federal National Mortgage Assoc., due 09/02/08	—	100,000	100,000	—	99,807	99,807
Federal National Mortgage Assoc., due 09/04/08	225,000	—	225,000	224,532	—	224,532
Federal National Mortgage Assoc., due 09/05/08	300,000	100,000	400,000	299,381	99,781	399,162
Federal National Mortgage Assoc., due 09/09/08	350,000	100,000	450,000	349,218	99,777	448,995
Federal National Mortgage Assoc., due 09/11/08	350,000	—	350,000	349,146	—	349,146
Federal National Mortgage Assoc., due 09/12/08	350,000	—	350,000	349,035	—	349,035
Federal National Mortgage Assoc., due 09/17/08	325,000	—	325,000	324,024	—	324,024
Federal National Mortgage Assoc., due 09/18/08	400,000	—	400,000	398,815	—	398,815
Federal National Mortgage Assoc., due 09/19/08	—	100,000	100,000	—	99,692	99,692
Federal National Mortgage Assoc., due 09/23/08	300,000	—	300,000	298,966	—	298,966
Federal National Mortgage Assoc., due 09/26/08	—	100,000	100,000	—	99,655	99,655
Federal National Mortgage Assoc., due 10/01/08	350,000	—	350,000	348,694	—	348,694
Federal National Mortgage Assoc., due 10/06/08	325,000	—	325,000	323,510	—	323,510
Federal National Mortgage Assoc., due 10/29/08	—	95,000	95,000	—	94,434	94,434

Total United States Government Agencies (Cost $13,300,151, $3,348,532 and $16,648,683 respectively)				13,300,151	3,348,532	16,648,683

Total Short-Term Investments (Cost $16,875,151, $3,848,532 and $20,723,683 respectively)				16,875,151	3,848,532	20,723,683

OTHER ASSETS LESS LIABILITIES (0.49%)
Cash, receivables, prepaid expense and other assets, less liabilities				106,982	(4,699)	102,283

Total Net Assets (100.00%)				$16,982,133	$3,843,833	$20,825,966

See accompanying notes.

Notes to the Pro Forma Combining Financial Statements
January 31, 2009 and July 31, 2008
1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilties as of January 31, 2009 and July 31, 2008, and the unaudited pro forma condensed Statement of Operations for the six month period ended January 31, 2009, and year ending July 31, 2008 for EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. — Money Market portfolio, as adjusted, given effect to the merger as if it had occurred as January 31, 2009 and July 31, 2008. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principals generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.
Basis of Combination
     Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by the acquisition of the net assets of EquiTrust Money Market Fund, Inc. in exchange for the shares of EquiTrust Series Fund, Inc. — Money Market portfolio at net asset value. Following the acquisition, EquiTrust Series Fund, Inc. — Money Market portfolio will be the accounting survivor. In accordance with accounting principals generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.
Portfolio Valuation
     Securities are valued at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.
Federal Income Taxes
     It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, EquiTrust Series Fund, Inc — Money Market Portfolio intends to continue to qualify as a regulated investment company.
     The cost of investments is the same for both federal income tax and financial reporting purposes. As of January 31, 2009 and July 31, 2008, the components of net assets on a tax basis were the same for financial reporting purposes. EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc — Money Market portfolio did not have a net tax basis capital loss carryforward. The Fund is not aware of any uncertain tax positions at January 31, 2009 or July 31, 2008.